UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2011



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2011






[LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA FIRST START GROWTH FUND]

 ===============================================

       ANNUAL REPORT
       USAA FIRST START GROWTH FUND
       JULY 31, 2011

 ===============================================

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

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PRESIDENT'S MESSAGE

"LOOKING BACK AT THE FISCAL YEAR, WE SHOULD ALL
TAKE NOTE OF HOW DIFFICULT -- EVEN IMPOSSIBLE -- IT
IS TO PREDICT WHAT IS GOING TO HAPPEN NEXT. THIS
IS WHY I PREFER TO MAKE MY OWN INVESTMENT          [PHOTO OF DANIEL S. McNAMARA]
DECISIONS IN THE CONTEXT OF MY INVESTMENT PLAN,
WHICH IS BASED ON MY GOALS, RISK TOLERANCE, AND
TIME HORIZON."

--------------------------------------------------------------------------------

AUGUST 2011

The one-year reporting period was turbulent, characterized by persistent concerns and punctuated by dramatic events. Yet, despite the headlines, stocks posted strong gains. Riskier asset classes generally outperformed U.S. Treasuries. Interestingly, U.S. Treasury prices fell steeply and then rebounded. As a result, U.S. Treasury yields, which move in the opposite direction of prices, ended the reporting period almost exactly where they started. (Yields declined significantly after fiscal year-end as investors fled riskier asset classes for the relative safe haven of U.S. Treasuries.)

When the period began, U.S. Treasury prices were rising. Investors seemed to prefer U.S. government securities as economic growth slowed. At the time, the Federal Reserve (the Fed) was also expected to reverse its monetary accommodations, which some observers believed would compound the nation's economic problems. However, after the Fed hinted about a second round of quantitative easing (QE2), U.S. Treasury prices declined and yields increased. The trend continued even after the Fed announced it would buy $600 billion in long-term U.S. Treasuries in the open market. Higher risk assets, such as stocks, corporate bonds and high-yield securities, rallied as investors sought better returns.

In February 2011, investor confidence faltered. U.S. Treasury prices started to rise as political unrest emerged in Tunisia and spread to other nations in North Africa and the Middle East. Oil prices increased in response, threatening to derail global economic growth. During March, Japan experienced a massive earthquake followed by a tsunami. The terrible toll on human life and on that nation's infrastructure, including emergencies at some nuclear power plants, led to speculation about the potential impact of the disaster on companies that do business in or with Japan. It also led to supply disruptions that slowed worldwide economic growth. Fortunately, as of this writing, the impact on the financial markets has been minimal.

Throughout the fiscal year, there was also a never-ending stream of bad news from the European Union (EU). A number of EU peripheral nations are struggling with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. Despite action by the

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

================================================================================

EU and International Monetary Fund, a permanent solution has yet to be found. In my opinion, the health of the entire global financial system has been stressed by the EU's fiscal challenges.

In the U.S., home prices softened in many markets as mortgage lenders renewed their foreclosure filings. Although new jobs were created, the slow rate of growth did not allow the U.S. unemployment rate to improve materially. At the end of June, and as expected, the Fed ended QE2. Surprisingly, U.S. Treasuries continued to rally even as U.S. legislators hotly debated whether to raise the nation's debt ceiling and in spite of one of the three major credit rating agencies putting U.S. government debt on its watch list. (Following the end of reporting period, the U.S. was downgraded one notch to a still very strong AA+.) After the debt debate was settled, the market quickly turned its attention to weaker-than-expected economic growth and escalating sovereign debt concerns in Europe. Although U.S. Treasury yields ended the reporting period about where they started, interest rates fell dramatically after fiscal year-end (as of this writing, the interest rate on a 10-year U.S. Treasury note is below 2.25%). At the same time, volatility in the equity markets increased and stocks declined.

Looking back at the fiscal year, we should all take note of how difficult -- even impossible -- it is to predict what is going to happen next. This is why I prefer to make my own investment decisions in the context of my investment plan, which is based on my goals, risk tolerance, and time horizon. The noise of the latest headlines is not a factor in my considerations, and I sincerely encourage you to follow my example. If you would like to review your strategy, please call on one of our USAA service representatives. They are ready to assist you free of charge.

On behalf of all of us here at USAA Investment Company, thank you for the opportunity to manage your investments. We are proud to serve your financial needs.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

FUND RECOGNITION                                                              7

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Distributions to Shareholders                                            13

    Report of Independent Registered Public Accounting Firm                  14

    Portfolio of Investments                                                 15

    Notes to Portfolio of Investments                                        39

    Financial Statements                                                     43

    Notes to Financial Statements                                            46

EXPENSE EXAMPLE                                                              66

ADVISORY AGREEMENTS                                                          68

TRUSTEES' AND OFFICERS' INFORMATION                                          76

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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FUND OBJECTIVE

TO SEEK LONG-TERM CAPITAL GROWTH WITH REDUCED VOLATILITY OVER TIME.

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TYPES OF INVESTMENTS

Invests primarily in equity securities when the Fund's managers believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, the Fund will generally invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on the managers' view of the overall direction of the stock and bond markets. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities. The Fund at times may implement an index option-based strategy. The Fund also may purchase domestic and foreign exchange-traded funds (ETFs).

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company       Credit Suisse Asset Management, LLC

  ARNOLD J. ESPE, CFA                      MIKA TOIKKA
  Bonds and Money Market Instruments       U.S. Stocks

  WASIF A. LATIF                         Credit Suisse Securities (USA),
  JOHN P. TOOHEY, CFA                      LLC (CSSU)
  Exchange-Traded Funds                  Volaris Volatility Management Group*
  Option-based Risk Management Strategy
                                           YIRONG LI, CFA
                                           DEFINA MALUKI, CFA
                                           Option-based Risk Management Strategy

*Effective January 31, 2011, Credit Suisse Securities (USA), LLC (CSSU) Volaris
 Volatility Management Group no longer is a co-manager of the Fund and was replaced by USAA Investment Management Company.

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o  HOW DID THE USAA FIRST START GROWTH FUND (THE FUND) PERFORM DURING THE
   REPORTING PERIOD?

   For the fiscal year ended July 31, 2011, the Fund had a total return of 17.32%. This compares to a total return of 16.90% for the Russell 3000 Value Index, 4.44% for the Barclays Capital U.S. Aggregate Bond Index, and 15.16% for the Lipper Mixed-Asset Target Allocation Growth Funds Index.

   Credit Suisse Asset Management, LLC (Credit Suisse) manages the U.S. equity portion of the Fund. As the investment advisor, USAA Investment Management Company has dedicated resources that support the research, selection, and monitoring of sub-advisors.

   Refer to page 10 for benchmark definitions.

   Past performance is no guarantee of future results. o Exchange Traded Funds
   (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

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2  | USAA FIRST START GROWTH FUND

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o  HOW DID THE FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   Both stocks and the non-U.S. Treasury "spread sectors" of the bond market delivered strong performance through the majority of the year, offsetting the weakness that occurred during the May-July timeframe.

   During the first nine months of the annual period, improving economic growth and the accommodative policies of the world's central banks helped fuel investor risk appetites. This favorable environment propelled the major equity indices to substantial gains and led to outperformance for the higher-risk areas of the bond market. In the final three months of the period, evidence of slowing global growth, together with the re-emergence of the European debt crisis and the looming end of the Federal Reserve's stimulative quantitative easing policy (QE2), pressured the performance of both stocks and the non-U.S. Treasury segments of the bond market. Regardless, these asset classes finished the year with a positive return thanks to their earlier gains.

o  PLEASE DISCUSS PERFORMANCE WITHIN THE FIXED-INCOME PORTION OF THE FUND.

   The Fund's bond allocation performed well during the past year. The primary driver of the portfolio's outperformance was its position in commercial mortgage-backed securities (CMBS) and corporate bonds, particularly those issued by companies in the financial sector. While these market segments lagged in the final three months of the period, both outperformed for the full year -- a time in

   As interest rates rise, existing bond prices fall. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   which low prevailing interest rates caused investors to gravitate toward higher-yielding securities.

   Although the investment backdrop has become more challenging in recent months, we continue to see the best opportunities in the corporate and CMBS sectors. This positioning may hurt performance when the markets become unsettled, but we believe it is the best way to generate longer-term outperformance. We continue to rotate our positioning within these areas, selling bonds that are fairly valued and moving into those that offer the combination of attractive yields and sound fundamentals.

   We have also been working to protect our recent gains and position the portfolio for the shifting environment. We are striving to guard the Fund against potentially adverse developments such as higher interest rates (by adding more floating rate securities) and rising U.S. Treasury yields (by establishing a duration, or interest rate sensitivity, below that of the broader market). We believe these shifts, along with our preference for higher-yielding securities in the corporate and CMBS areas, should help our portfolio hold up well even if volatility remains high in the months ahead.

o  PLEASE DISCUSS PERFORMANCE IN THE EQUITY PORTION OF THE FUND.

   The Fund's equity manager, Credit Suisse, delivered a positive absolute return and finished ahead of its benchmark for the year.

   The Fund also held positions in exchange-traded funds, or ETFs, such as the iShares Russell 2000 Index Fund, iShares MSCI EAFE Index Fund, and Vanguard MSCI Emerging Markets ETF. These holdings enabled us to manage the portfolio's exposure to domestic small-cap equities, developed-market equities, and the emerging market equities, respectively. All three ETFs produced positive returns for the Fund during the past year. Additionally, a newly

   Options are considered speculative investment strategies.

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4  | USAA FIRST START GROWTH FUND

================================================================================

   added position in the Vanguard Dividend Appreciation Index ETF enables the Fund to capitalize on the long-term benefits of dividend-paying stocks.

   Our hedging strategy -- which seeks to manage the risk of stock market volatility -- had a neutral impact on the Fund's return. We retain a cautious view on the macroeconomic outlook, and we believe the wide variety of risks hanging over the markets warrants a continued hedging in the portfolio.

o  DID YOU MAKE ANY CHANGES TO THE FUND'S ALLOCATION DURING THE REPORTING
   PERIOD?

   The most significant changes occurred in the first half of the year, when we boosted the Fund's allocation to equities and added a position in the emerging markets. Since then, our allocation strategy has remained fairly consistent. We continued to favor domestic stocks versus the developed international markets, and we maintained a preference for large-cap stocks over small-cap stocks.

o  WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND FINANCIAL MARKETS?

   We are growing more cautious in our outlook, as we see a rising probability that the global economy is rapidly slowing down. While our caution has not yet been reflected in any major changes to the Fund's allocation, we are carefully watching economic developments to assess if any shifts are appropriate.

   Our increased vigilance reflects the recent deterioration in economic conditions. Global manufacturing has slowed, U.S. economic data has been persistently weak, and policymakers both here and abroad have failed to provide decisive leadership. Further, the recent budget debate indicates that fiscal austerity, which has been happening at the

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

   state and local government level, will now occur at the federal level as well. Unfortunately, the United States is not alone in experiencing weaker economic growth. Growth in the emerging markets has been affected by tighter monetary policy, and Europe has not found a permanent solution to its sovereign debt crisis. Although corporate profits have remained strong, they will be negatively impacted if the recent weakness in macroeconomic conditions persists. We will therefore keep a close eye on economic developments in the months ahead, particularly global monetary and fiscal policy, as well as bank lending, employment trends, and household spending in the United States.

   We believe the Fund's multi-faceted and actively-managed approach, together with its hedging strategy, will help us navigate potentially choppier waters as we move toward 2012.

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6  | USAA FIRST START GROWTH FUND

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FUND RECOGNITION

USAA FIRST START GROWTH FUND

--------------------------------------------------------------------------------

                             LIPPER LEADER (OVERALL)

                                       [5]

                                       TAX
                                   EFFICIENCY

                                 AS OF 6/30/2011

                                 TAX EFFICIENCY
--------------------------------------------------------------------------------
                                                                NUMBER OF FUNDS
PERIOD                            LIPPER SCORE                  WITHIN CATEGORY
--------------------------------------------------------------------------------
Overall                                 5                             500
Three-year                              3                             500
Five-year                               5                             420
10-year                                 5                             213

--------------------------------------------------------------------------------

Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers as of June 30, 2011. Tax efficiency offers no benefit to investors in tax-sheltered accounts such as 401(k) plans.

Ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Tax Efficiency metrics over three-, five-, and 10-year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2, and the lowest 20% are scored 1. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2011, Reuters, All Rights Reserved.

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                                                           FUND RECOGNITION |  7

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INVESTMENT OVERVIEW

USAA FIRST START GROWTH FUND (Symbol: UFSGX)

--------------------------------------------------------------------------------
                                         7/31/11                    7/31/10
--------------------------------------------------------------------------------
Net Assets                            $226.9 Million             $200.3 Million
Net Asset Value Per Share                 $11.15                      $9.73

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/11
--------------------------------------------------------------------------------
   1 Year                          5 Years                          10 Years
   17.32%                           5.46%                             1.45%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/10*
--------------------------------------------------------------------------------
   Before Reimbursement     2.18%              After Reimbursement     1.42%

               (Includes acquired fund fees and expenses of .04%)

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

*USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.38% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2011.

BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2010. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA FIRST START GROWTH FUND

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                     o  CUMULATIVE PERFORMANCE COMPARISON  o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    BARCLAYS CAPITAL            LIPPER FLEXIBLE        RUSSELL 3000     USAA FIRST START
               U.S. AGGREGATE BOND INDEX     PORTFOLIO FUNDS INDEX        INDEX           GROWTH FUND
 7/31/2001            $10,000.00                  $10,000.00           $10,000.00         $10,000.00
 8/31/2001             10,114.51                    9,624.84             9,409.64           9,052.44
 9/30/2001             10,232.38                    9,041.89             8,579.47           7,479.30
10/31/2001             10,446.50                    9,256.22             8,779.08           8,077.28
11/30/2001             10,302.46                    9,658.62             9,455.27           8,831.65
12/31/2001             10,237.04                    9,745.77             9,588.55           8,748.85
 1/31/2002             10,319.91                    9,605.77             9,468.31           8,574.06
 2/28/2002             10,419.92                    9,478.71             9,274.69           8,307.27
 3/31/2002             10,246.58                    9,744.73             9,681.34           8,656.85
 4/30/2002             10,445.28                    9,456.81             9,173.42           8,031.28
 5/31/2002             10,534.03                    9,401.84             9,067.14           7,957.68
 6/30/2002             10,625.11                    8,904.90             8,414.44           7,138.91
 7/31/2002             10,753.32                    8,391.68             7,745.47           6,476.54
 8/31/2002             10,934.88                    8,454.89             7,782.06           6,476.54
 9/30/2002             11,111.98                    7,859.84             6,964.39           6,246.55
10/31/2002             11,061.36                    8,260.21             7,518.94           6,485.74
11/30/2002             11,058.42                    8,611.60             7,973.92           6,439.74
12/31/2002             11,286.84                    8,312.50             7,523.12           6,154.55
 1/31/2003             11,296.48                    8,170.26             7,339.03           6,062.56
 2/28/2003             11,452.78                    8,088.50             7,218.29           5,988.96
 3/31/2003             11,443.96                    8,140.78             7,294.20           6,172.95
 4/30/2003             11,538.39                    8,605.97             7,889.83           6,494.94
 5/31/2003             11,753.52                    9,028.75             8,366.09           6,844.53
 6/30/2003             11,730.20                    9,121.69             8,478.99           6,964.12
 7/31/2003             11,335.84                    9,164.56             8,673.50           7,240.11
 8/31/2003             11,411.10                    9,351.87             8,865.70           7,414.90
 9/30/2003             11,713.15                    9,360.45             8,769.45           7,368.91
10/31/2003             11,603.91                    9,728.21             9,300.17           7,874.89
11/30/2003             11,631.71                    9,830.56             9,428.27           7,847.29
12/31/2003             11,750.08                   10,226.80             9,859.52           7,920.88
 1/31/2004             11,844.61                   10,373.71            10,065.20           7,966.88
 2/29/2004             11,972.82                   10,513.72            10,200.79           8,095.68
 3/31/2004             12,062.48                   10,468.84            10,079.71           8,114.08
 4/30/2004             11,748.66                   10,206.39             9,871.30           7,884.08
 5/31/2004             11,701.59                   10,277.16            10,014.76           7,957.68
 6/30/2004             11,767.72                   10,457.42            10,213.80           8,012.88
 7/31/2004             11,884.37                   10,177.84             9,827.56           7,608.10
 8/31/2004             12,111.07                   10,226.08             9,868.03           7,700.09
 9/30/2004             12,143.93                   10,392.23            10,019.73           8,003.68
10/31/2004             12,245.76                   10,534.72            10,184.29           7,948.48
11/30/2004             12,148.09                   10,910.34            10,657.72           8,371.67
12/31/2004             12,259.86                   11,198.52            11,037.47           8,822.45
 1/31/2005             12,336.85                   11,019.67            10,743.49           8,509.66
 2/28/2005             12,264.02                   11,227.41            10,979.99           8,574.06
 3/31/2005             12,201.03                   11,028.18            10,794.28           8,463.66
 4/30/2005             12,366.16                   10,826.66            10,559.75           8,436.06
 5/31/2005             12,499.95                   11,076.51            10,959.88           8,776.45
 6/30/2005             12,568.11                   11,157.82            11,036.44           8,877.64
 7/31/2005             12,453.70                   11,514.83            11,489.21           9,190.43
 8/31/2005             12,613.35                   11,514.37            11,379.68           9,043.24
 9/30/2005             12,483.42                   11,681.47            11,479.24           9,273.23
10/31/2005             12,384.62                   11,521.98            11,264.25           9,245.63
11/30/2005             12,439.40                   11,798.44            11,702.43           9,687.21
12/31/2005             12,557.66                   11,908.90            11,712.93           9,770.01
 1/31/2006             12,558.37                   12,293.76            12,104.28           9,963.20
 2/28/2006             12,600.06                   12,241.18            12,125.80           9,834.41
 3/31/2006             12,476.42                   12,435.96            12,335.40           9,760.81
 4/30/2006             12,453.80                   12,575.95            12,469.22           9,604.42
 5/31/2006             12,440.51                   12,287.67            12,070.01           9,070.84
 6/30/2006             12,466.88                   12,274.74            12,091.36           8,988.04
 7/31/2006             12,635.46                   12,315.55            12,080.04           8,850.05
 8/31/2006             12,828.89                   12,532.85            12,375.55           8,960.44
 9/30/2006             12,941.58                   12,670.96            12,652.58           9,227.23
10/31/2006             13,027.18                   13,005.48            13,108.04           9,420.42
11/30/2006             13,178.31                   13,296.36            13,393.25           9,576.82
12/31/2006             13,101.84                   13,429.77            13,553.64           9,674.76
 1/31/2007             13,096.46                   13,589.27            13,811.63           9,804.87
 2/28/2007             13,298.41                   13,536.20            13,585.06           9,702.64
 3/31/2007             13,298.81                   13,663.29            13,726.45           9,776.99
 4/30/2007             13,370.52                   14,089.51            14,274.78          10,083.68
 5/31/2007             13,269.19                   14,406.56            14,794.99          10,278.85
 6/30/2007             13,229.94                   14,341.21            14,517.91          10,148.74
 7/31/2007             13,340.30                   14,196.07            14,022.80           9,944.27
 8/31/2007             13,503.80                   14,186.43            14,224.09          10,000.04
 9/30/2007             13,606.25                   14,745.60            14,742.66          10,278.85
10/31/2007             13,728.47                   15,138.12            15,013.10          10,436.84
11/30/2007             13,975.35                   14,779.78            14,337.23          10,120.86
12/31/2007             14,014.61                   14,715.00            14,250.47          10,069.78
 1/31/2008             14,250.02                   14,236.73            13,386.73           9,578.57
 2/29/2008             14,269.80                   14,146.71            12,970.94           9,455.77
 3/31/2008             14,318.49                   13,958.55            12,894.09           9,342.41
 4/30/2008             14,288.57                   14,462.23            13,538.91           9,531.34
 5/31/2008             14,183.79                   14,691.30            13,816.28           9,701.37
 6/30/2008             14,172.33                   14,031.34            12,676.14           9,229.06
 7/31/2008             14,160.77                   13,766.00            12,575.04           9,125.15
 8/31/2008             14,295.16                   13,718.94            12,770.35           9,172.38
 9/30/2008             14,103.15                   12,433.67            11,569.63           8,501.69
10/31/2008             13,770.26                   10,521.62             9,517.64           7,302.01
11/30/2008             14,218.48                    9,928.90             8,766.33           6,801.35
12/31/2008             14,748.96                   10,297.74             8,934.03           6,956.90
 1/31/2009             14,618.82                    9,860.73             8,184.28           6,545.95
 2/28/2009             14,563.65                    9,195.54             7,326.94           6,105.64
 3/31/2009             14,766.10                    9,804.82             7,968.73           6,438.32
 4/30/2009             14,836.70                   10,590.05             8,807.31           7,074.32
 5/31/2009             14,944.31                   11,264.42             9,277.24           7,651.62
 6/30/2009             15,029.31                   11,079.54             9,308.85           7,847.31
 7/31/2009             15,271.73                   11,981.24            10,033.41           8,268.05
 8/31/2009             15,429.86                   12,273.16            10,391.93           8,590.94
 9/30/2009             15,591.95                   12,793.56            10,827.31           9,031.25
10/31/2009             15,668.93                   12,593.93            10,548.83           9,050.82
11/30/2009             15,871.79                   13,131.15            11,148.26           9,266.09
12/31/2009             15,623.69                   13,301.34            11,465.95           9,505.48
 1/31/2010             15,862.36                   12,953.63            11,052.63           9,454.92
 2/28/2010             15,921.59                   13,177.99            11,427.33           9,626.83
 3/31/2010             15,902.02                   13,821.29            12,147.56          10,011.10
 4/30/2010             16,067.55                   14,031.77            12,409.71          10,091.99
 5/31/2010             16,202.76                   13,224.81            11,429.38           9,677.39
 6/30/2010             16,456.84                   12,794.41            10,772.33           9,363.91
 7/31/2010             16,632.42                   13,481.80            11,520.17           9,839.19
 8/31/2010             16,846.43                   13,161.01            10,977.88           9,566.16
 9/30/2010             16,864.39                   13,997.58            12,014.38          10,284.13
10/31/2010             16,924.43                   14,458.89            12,483.86          10,577.38
11/30/2010             16,827.16                   14,447.69            12,555.93          10,526.82
12/31/2010             16,645.70                   15,018.59            13,407.09          11,004.89
 1/31/2011             16,665.08                   15,332.37            13,699.92          11,149.83
 2/28/2011             16,706.76                   15,641.92            14,198.71          11,501.82
 3/31/2011             16,715.99                   15,713.03            14,262.75          11,667.46
 4/30/2011             16,928.19                   16,158.72            14,687.28          12,009.10
 5/31/2011             17,149.10                   16,018.59            14,519.70          11,884.87
 6/30/2011             17,098.89                   15,785.29            14,258.94          11,729.58
 7/31/2011             17,370.22                   15,658.02            13,932.41          11,543.23

                                   [END CHART]

                     Data from 7/31/01 to 7/31/11.

                     See page 10 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

o The unmanaged Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category.

o The unmanaged Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

10  | USAA FIRST START GROWTH FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 7/31/2011
                                (% of Net Assets)

iShares MSCI EAFE Index Fund*....................................... 13.5%
Vanguard MSCI Emerging Markets ETF*.................................  9.4%
Vanguard Dividend Appreciation ETF*.................................  2.1%
Apple, Inc. ........................................................  1.2%
Exxon Mobil Corp. ..................................................  1.1%
Chevron Corp. ......................................................  1.1%
Google, Inc. "A" ...................................................  1.0%
ConocoPhillips .....................................................  0.8%
JPMorgan Chase & Co. ...............................................  0.6%
Schlumberger Ltd. ..................................................  0.6%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order and a related agreement with the exchange-traded fund sponsor, the Fund may invest in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 15-38.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                    o SECTOR ASSET ALLOCATION* -- 7/31/2011 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

FINANCIALS                                                           28.3%
FOREIGN EXCHANGE-TRADED FUNDS**                                      22.9%
INFORMATION TECHNOLOGY                                                8.6%
ENERGY                                                                6.7%
INDUSTRIALS                                                           5.8%
CONSUMER DISCRETIONARY                                                5.4%
HEALTH CARE                                                           5.0%
UTILITIES                                                             4.0%
CONSUMER STAPLES                                                      3.7%
MATERIALS                                                             2.5%
DOMESTIC EXCHANGE-TRADED FUNDS**                                      2.1%
TELECOMMUNICATION SERVICES                                            1.4%
MONEY  MARKET INSTUMENTS                                              2.5%

                                   [END CHART]

* Excludes futures, options, and short-term investments purchased with cash collateral from securities loaned.

** Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange. These particular ETFs represent multiple sectors.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA FIRST START GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2011 is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

35.21% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2011, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2011, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $2,401,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA FIRST START GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA First Start Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA First Start Growth Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
September 19, 2011

================================================================================

14  | USAA FIRST START GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
EQUITY SECURITIES (71.3%)

COMMON STOCKS (43.6%)

CONSUMER DISCRETIONARY (5.4%)
-----------------------------
ADVERTISING (0.3%)
        2,000  Interpublic Group of Companies, Inc.                                       $     19
        1,147  National Cinemedia, Inc.                                                         17
       11,400  Omnicom Group, Inc.                                                             535
                                                                                          --------
                                                                                               571
                                                                                          --------
APPAREL RETAIL (0.6%)
          400  Abercrombie & Fitch Co. "A"                                                      29
        2,846  Aeropostale, Inc.*                                                               48
          640  Ann, Inc.*                                                                       17
        1,500  Gap, Inc.                                                                        29
       21,800  Limited Brands, Inc.                                                            825
          765  Men's Wearhouse, Inc.                                                            25
        1,120  Ross Stores, Inc.                                                                85
        1,216  Stage Stores, Inc.                                                               22
        3,600  TJX Companies, Inc.                                                             199
                                                                                          --------
                                                                                             1,279
                                                                                          --------
APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
          706  Carter's, Inc.*                                                                  24
        1,300  Coach, Inc.                                                                      84
          300  Fossil, Inc.*                                                                    38
        1,340  Jones Group, Inc.                                                                17
          400  Polo Ralph Lauren Corp.                                                          54
        1,000  Under Armour, Inc. "A"*                                                          73
        1,800  VF Corp.                                                                        210
          349  Warnaco Group, Inc.*                                                             19
                                                                                          --------
                                                                                               519
                                                                                          --------
AUTO PARTS & EQUIPMENT (0.2%)
          846  Autoliv, Inc.                                                                    56
          400  BorgWarner, Inc.*                                                                32
        1,042  Dana Holding Corp.*                                                              17
        2,800  Johnson Controls, Inc.                                                          103
        6,300  Lear Corp.                                                                      309
          492  Tenneco, Inc.*                                                                   20
                                                                                          --------
                                                                                               537
                                                                                          --------
AUTOMOBILE MANUFACTURERS (0.1%)
       22,180  Ford Motor Co.*                                                                 271
                                                                                          --------
AUTOMOTIVE RETAIL (0.1%)
          300  AutoZone, Inc.*                                                                  86
          800  CarMax, Inc.*                                                                    25
          424  Group 1 Automotive, Inc.                                                         20
          600  O'Reilly Automotive, Inc.*                                                       36
        1,263  Pep Boys - Manny, Moe & Jack                                                     14
                                                                                          --------
                                                                                               181
                                                                                          --------
BROADCASTING (0.1%)
        2,000  CBS Corp. "B"                                                                    55
        1,700  Discovery Communications, Inc. "A"*                                              67
                                                                                          --------
                                                                                               122
                                                                                          --------
CABLE & SATELLITE (0.6%)
          225  AMC Networks, Inc. A*                                                             8
          900  Cablevision Systems Corp. "A"                                                    22
       15,500  Comcast Corp. "A"                                                               372
        6,530  DIRECTV "A"*                                                                    331
        1,500  DISH Network Corp. "A"*                                                          45
        1,700  Liberty Global, Inc. "A"*                                                        71
        5,200  Time Warner Cable, Inc.                                                         381
        2,500  Virgin Media, Inc.                                                               66
                                                                                          --------
                                                                                             1,296
                                                                                          --------
CATALOG RETAIL (0.0%)
        3,600  Liberty Media Corp. - Interactive "A"*                                           59
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
COMPUTER & ELECTRONICS RETAIL (0.1%)
        4,900  Best Buy Co., Inc.                                                         $    135
        1,000  GameStop Corp. "A"*                                                              24
                                                                                          --------
                                                                                               159
                                                                                          --------
CONSUMER ELECTRONICS (0.1%)
          900  Garmin Ltd.                                                                      30
        5,200  Harman International Industries, Inc.                                           216
                                                                                          --------
                                                                                               246
                                                                                          --------
DEPARTMENT STORES (0.1%)
          800  J.C. Penney Co., Inc.                                                            25
        1,300  Kohl's Corp.                                                                     71
        1,400  Macy's, Inc.                                                                     40
          600  Nordstrom, Inc.                                                                  30
        1,159  Saks, Inc.*                                                                      13
          300  Sears Holdings Corp.*                                                            21
                                                                                          --------
                                                                                               200
                                                                                          --------
DISTRIBUTORS (0.0%)
          900  Genuine Parts Co.                                                                48
                                                                                          --------
EDUCATION SERVICES (0.0%)
          533  American Public Education, Inc.*                                                 24
          800  Apollo Group, Inc. "A"*                                                          41
                                                                                          --------
                                                                                                65
                                                                                          --------
FOOTWEAR (0.1%)
          316  Deckers Outdoor Corp.*                                                           32
        1,080  Iconix Brand Group, Inc.*                                                        25
        1,452  NIKE, Inc. "B"                                                                  131
                                                                                          --------
                                                                                               188
                                                                                          --------
GENERAL MERCHANDISE STORES (0.4%)
        1,300  Big Lots, Inc.*                                                                  45
          900  Dollar Tree, Inc.*                                                               60
        4,100  Family Dollar Stores, Inc.                                                      218
       11,092  Target Corp.                                                                    571
                                                                                          --------
                                                                                               894
                                                                                          --------
HOME FURNISHINGS (0.0%)
        1,500  Leggett & Platt, Inc.                                                            33
                                                                                          --------
HOME IMPROVEMENT RETAIL (0.3%)
       12,070  Home Depot, Inc.                                                                421
        7,350  Lowe's Companies, Inc.                                                          159
                                                                                          --------
                                                                                               580
                                                                                          --------
HOMEFURNISHING RETAIL (0.1%)
          800  Bed Bath & Beyond, Inc.*                                                         47
        5,200  Williams-Sonoma, Inc.                                                           192
                                                                                          --------
                                                                                               239
                                                                                          --------
HOTELS, RESORTS, & CRUISE LINES (0.1%)
        3,100  Carnival Corp.                                                                  103
        1,000  Marriott International, Inc. "A"                                                 32
        1,292  Orient-Express Hotels Ltd. "A"*                                                  13
          900  Royal Caribbean Cruises Ltd.*                                                    28
          600  Starwood Hotels & Resorts Worldwide, Inc.                                        33
        1,300  Wyndham Worldwide Corp.                                                          45
                                                                                          --------
                                                                                               254
                                                                                          --------
HOUSEHOLD APPLIANCES (0.1%)
          600  Stanley Black & Decker, Inc.                                                     39
        1,182  Whirlpool Corp.                                                                  82
                                                                                          --------
                                                                                               121
                                                                                          --------
HOUSEWARES & SPECIALTIES (0.0%)
          600  Fortune Brands, Inc.                                                             36
        1,500  Newell Rubbermaid, Inc.                                                          23
                                                                                          --------
                                                                                                59
                                                                                          --------
INTERNET RETAIL (0.6%)
        2,700  Amazon.com, Inc.*                                                               601
        2,400  Expedia, Inc.                                                                    76
          300  Netflix, Inc.*                                                                   80
        1,130  Priceline.com, Inc.*                                                            607
          545  Shutterfly, Inc.*                                                                30
                                                                                          --------
                                                                                             1,394
                                                                                          --------
LEISURE PRODUCTS (0.0%)
          891  Brunswick Corp.                                                                  19
          905  JAKKS Pacific, Inc.*                                                             16
        1,600  Mattel, Inc.                                                                     43
                                                                                          --------
                                                                                                78
                                                                                          --------

================================================================================

16  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
MOTORCYCLE MANUFACTURERS (0.0%)
          800  Harley-Davidson, Inc.                                                      $     35
                                                                                          --------
MOVIES & ENTERTAINMENT (0.4%)
        1,660  Live Nation, Inc.*                                                               18
       11,400  News Corp. "A"                                                                  183
        6,200  News Corp. "B"                                                                  102
        6,380  Time Warner, Inc.                                                               224
        2,500  Viacom, Inc. "B"                                                                121
        9,414  Walt Disney Co.                                                                 364
                                                                                          --------
                                                                                             1,012
                                                                                          --------
PUBLISHING (0.1%)
          300  John Wiley & Sons, Inc. "A"                                                      15
        1,200  McGraw-Hill Companies, Inc.                                                      50
        1,100  Scholastic Corp.                                                                 32
        2,800  Thomson Reuters Corp.                                                            96
          409  Valassis Communications, Inc.*                                                   11
                                                                                          --------
                                                                                               204
                                                                                          --------
RESTAURANTS (0.6%)
          969  Bob Evans Farms, Inc.                                                            33
          751  Cheesecake Factory, Inc.*                                                        22
          200  Chipotle Mexican Grill, Inc. "A"*                                                65
          700  Darden Restaurants, Inc.                                                         36
       10,100  McDonald's Corp.                                                                873
        3,100  Starbucks Corp.                                                                 124
        2,100  Yum! Brands, Inc.                                                               111
                                                                                          --------
                                                                                             1,264
                                                                                          --------
SPECIALIZED CONSUMER SERVICES (0.0%)
          239  Coinstar, Inc.*                                                                  12
          409  Sotheby's Holdings, Inc. "A"                                                     17
          539  Steiner Leisure Ltd.*                                                            26
                                                                                          --------
                                                                                                55
                                                                                          --------
SPECIALTY STORES (0.1%)
          856  OfficeMax, Inc.*                                                                  6
          500  Signet Jewelers Ltd.*                                                            22
        3,200  Staples, Inc.                                                                    51
          500  Tiffany & Co.                                                                    40
          400  Tractor Supply Co.                                                               26
                                                                                          --------
                                                                                               145
                                                                                          --------
TIRES & RUBBER (0.0%)
        1,200  Goodyear Tire & Rubber Co.*                                                      19
                                                                                          --------
               Total Consumer Discretionary                                                 12,127
                                                                                          --------
CONSUMER STAPLES (2.9%)
-----------------------
AGRICULTURAL PRODUCTS (0.1%)
        2,773  Archer-Daniels-Midland Co.                                                       84
        1,100  Bunge Ltd.                                                                       76
        3,100  Corn Products International, Inc.                                               158
                                                                                          --------
                                                                                               318
                                                                                          --------
DRUG RETAIL (0.3%)
        9,690  CVS Caremark Corp.                                                              352
       10,000  Walgreen Co.                                                                    391
                                                                                          --------
                                                                                               743
                                                                                          --------
FOOD DISTRIBUTORS (0.1%)
          554  Nash Finch Co.                                                                   20
        2,700  Sysco Corp.                                                                      83
          556  United Natural Foods, Inc.*                                                      23
                                                                                          --------
                                                                                               126
                                                                                          --------
FOOD RETAIL (0.1%)
        3,000  Kroger Co.                                                                       75
        1,500  SUPERVALU, Inc.                                                                  13
          500  Whole Foods Market, Inc.                                                         33
                                                                                          --------
                                                                                               121
                                                                                          --------
HOUSEHOLD PRODUCTS (0.5%)
        1,735  Central Garden & Pet Co. "A"*                                                    15
          600  Clorox Co.                                                                       43
        2,520  Colgate-Palmolive Co.                                                           212
        1,800  Kimberly-Clark Corp.                                                            118
       13,920  Procter & Gamble Co.                                                            856
                                                                                          --------
                                                                                             1,244
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
HYPERMARKETS & SUPER CENTERS (0.4%)
        4,200  Costco Wholesale Corp.                                                     $    328
        9,180  Wal-Mart Stores, Inc.                                                           484
                                                                                          --------
                                                                                               812
                                                                                          --------
PACKAGED FOODS & MEAT (0.6%)
        1,206  Chiquita Brands International, Inc.*                                             14
        2,000  ConAgra Foods, Inc.                                                              51
        2,900  General Mills, Inc.                                                             108
          700  Green Mountain Coffee Roasters, Inc.*                                            73
        1,569  H.J. Heinz Co.                                                                   83
        2,600  Hormel Foods Corp.                                                               75
          600  J.M. Smucker Co.                                                                 47
          900  Kellogg Co.                                                                      50
        8,230  Kraft Foods, Inc. "A"                                                           283
        1,064  Mead Johnson Nutrition Co.                                                       76
        3,300  Sara Lee Corp.                                                                   63
       20,887  Tyson Foods, Inc. "A"                                                           367
                                                                                          --------
                                                                                             1,290
                                                                                          --------
PERSONAL PRODUCTS (0.2%)
        1,600  Avon Products, Inc.                                                              42
        3,300  Estee Lauder Companies, Inc. "A"                                                346
        1,000  Herbalife Ltd.                                                                   56
                                                                                          --------
                                                                                               444
                                                                                          --------
SOFT DRINKS (0.6%)
        1,300  Coca Cola Enterprises, Inc.                                                      36
       15,300  Coca-Cola Co.                                                                 1,041
        4,190  Dr. Pepper Snapple Group, Inc.                                                  158
        2,997  PepsiCo, Inc.                                                                   192
                                                                                          --------
                                                                                             1,427
                                                                                          --------
               Total Consumer Staples                                                        6,525
                                                                                          --------
ENERGY (5.4%)
-------------
COAL & CONSUMABLE FUELS (0.1%)
        1,517  Alpha Natural Resources, Inc.*                                                   65
        3,800  Arch Coal, Inc.                                                                  97
          700  CONSOL Energy, Inc.                                                              38
        1,800  Peabody Energy Corp.                                                            103
                                                                                          --------
                                                                                               303
                                                                                          --------
INTEGRATED OIL & GAS (3.3%)
       23,550  Chevron Corp.(a)                                                              2,450
       24,970  ConocoPhillips                                                                1,797
       30,993  Exxon Mobil Corp.                                                             2,473
        2,900  Hess Corp.                                                                      199
        1,323  Marathon Oil Corp.                                                               41
        6,070  Murphy Oil Corp.                                                                390
        3,180  Occidental Petroleum Corp.                                                      312
                                                                                          --------
                                                                                             7,662
                                                                                          --------
OIL & GAS DRILLING (0.1%)
          500  Diamond Offshore Drilling, Inc.                                                  34
        1,100  Nabors Industries Ltd.*                                                          29
          900  Patterson-UTI Energy, Inc.                                                       29
          600  Rowan Companies, Inc.*                                                           24
                                                                                          --------
                                                                                               116
                                                                                          --------
OIL & GAS EQUIPMENT & SERVICES (1.0%)
        1,760  Baker Hughes, Inc.                                                              136
          620  Bristow Group, Inc.                                                              30
          800  Cameron International Corp.*                                                     45
          686  Complete Production Services, Inc.*                                              27
          600  Dresser-Rand Group, Inc.*                                                        32
          300  Dril-Quip, Inc.*                                                                 21
          900  FMC Technologies, Inc.*                                                          41
        4,460  Halliburton Co.                                                                 244
        1,281  Helix Energy Solutions Group, Inc.*                                              25
        1,800  National-Oilwell Varco, Inc.                                                    145
       14,258  Schlumberger Ltd.                                                             1,289
          600  Seacor Holdings, Inc.                                                            60
        5,700  Weatherford International Ltd.*                                                 125
                                                                                          --------
                                                                                             2,220
                                                                                          --------

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18  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION (0.7%)
        2,510  Anadarko Petroleum Corp.                                                   $    207
        1,860  Apache Corp.                                                                    230
          550  Berry Petroleum Co. "A"                                                          32
          939  Brigham Exploration Co.*                                                         30
          500  Cabot Oil & Gas Corp.                                                            37
        2,600  Chesapeake Energy Corp.                                                          89
          300  Cimarex Energy Co.                                                               26
          400  Concho Resources, Inc.*                                                          37
        1,400  Denbury Resources, Inc.*                                                         27
        3,800  Devon Energy Corp.                                                              299
          500  EOG Resources, Inc.                                                              51
          800  EQT Corp.                                                                        51
          761  McMoRan Exploration Co.*                                                         13
          500  Newfield Exploration Co.*                                                        34
          600  Noble Energy, Inc.                                                               60
          804  Northern Oil and Gas, Inc.*(b)                                                   18
        1,200  Petrohawk Energy Corp.*                                                          46
          400  Pioneer Natural Resources Co.                                                    37
          700  QEP Resources, Inc.                                                              31
          600  Range Resources Corp.                                                            39
          830  Rosetta Resources, Inc.*                                                         43
        1,100  Southwestern Energy Co.*                                                         49
          600  Ultra Petroleum Corp.*                                                           28
          500  Whiting Petroleum Corp.*                                                         29
                                                                                          --------
                                                                                             1,543
                                                                                          --------
OIL & GAS REFINING & MARKETING (0.1%)
          661  Marathon Petroleum Corp.*                                                        29
          700  Tesoro Corp.*                                                                    17
        1,800  Valero Energy Corp.                                                              45
          962  World Fuel Services Corp.                                                        36
                                                                                          --------
                                                                                               127
                                                                                          --------
OIL & GAS STORAGE & TRANSPORTATION (0.1%)
        2,300  El Paso Corp.                                                                    47
          878  Knightsbridge Tankers Ltd.                                                       18
        1,500  Southern Union Co.                                                               65
        3,100  Spectra Energy Corp.                                                             84
        2,400  Williams Companies, Inc.                                                         76
                                                                                          --------
                                                                                               290
                                                                                          --------
               Total Energy                                                                 12,261
                                                                                          --------
FINANCIALS (6.8%)
-----------------
ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
          200  Affiliated Managers Group, Inc.*                                                 21
        2,834  American Capital Ltd.*                                                           27
        6,543  Ameriprise Financial, Inc.                                                      354
        3,312  Apollo Investment Corp.                                                          32
        1,400  Ares Capital Corp.                                                               23
        4,800  Bank of New York Mellon Corp.                                                   120
          200  BlackRock, Inc. "A"                                                              36
        3,800  Eaton Vance Corp.                                                               102
          600  Federated Investors, Inc. "B"                                                    13
        2,058  Fifth Street Finance Corp.                                                       22
          600  Franklin Resources, Inc.                                                         76
        2,480  Invesco Ltd. ADR                                                                 55
          700  Legg Mason, Inc.                                                                 21
        1,300  Northern Trust Corp.                                                             58
        2,053  State Street Corp.                                                               85
        1,200  T.Rowe Price Group, Inc.                                                         68
                                                                                          --------
                                                                                             1,113
                                                                                          --------
CONSUMER FINANCE (0.2%)
        5,340  American Express Co.                                                            267
        3,417  Capital One Financial Corp.                                                     163
        1,700  Discover Financial Services                                                      44
          962  EZCORP, Inc. "A"*                                                                32
        1,800  SLM Corp.                                                                        28
                                                                                          --------
                                                                                               534
                                                                                          --------
DIVERSIFIED BANKS (0.4%)
          990  Comerica, Inc.                                                                   32
       10,220  U.S. Bancorp                                                                    266
       24,090  Wells Fargo & Co.                                                               673
                                                                                          --------
                                                                                               971
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
DIVERSIFIED REAL ESTATE ACTIVITIES (0.0%)
          600  St.Joe Co.*(b)                                                             $     11
                                                                                          --------
INSURANCE BROKERS (0.1%)
          900  Aon Corp.                                                                        43
        2,500  Brown & Brown, Inc.                                                              55
        5,900  Marsh & McLennan Companies, Inc.                                                174
                                                                                          --------
                                                                                               272
                                                                                          --------
INVESTMENT BANKING & BROKERAGE (0.4%)
        1,900  Charles Schwab Corp.                                                             28
        1,300  E*Trade Financial Corp.*                                                         21
        2,480  Goldman Sachs Group, Inc.                                                       335
          600  Lazard Ltd. "A"                                                                  20
       13,680  Morgan Stanley                                                                  305
        3,600  Raymond James Financial, Inc.                                                   114
                                                                                          --------
                                                                                               823
                                                                                          --------
LIFE & HEALTH INSURANCE (0.7%)
       16,710  AFLAC, Inc.                                                                     770
        2,885  CNO Financial Group, Inc.*                                                       21
        1,100  Lincoln National Corp.                                                           29
        2,600  MetLife, Inc.                                                                   107
        1,100  Principal Financial Group, Inc.                                                  31
        3,500  Prudential Financial, Inc.                                                      206
        8,400  Torchmark Corp.                                                                 339
        2,760  Unum Group                                                                       67
                                                                                          --------
                                                                                             1,570
                                                                                          --------
MULTI-LINE INSURANCE (0.1%)
          900  American International Group, Inc.*                                              26
        1,600  Assurant, Inc.                                                                   57
        1,800  Genworth Financial, Inc. "A"*                                                    15
        1,500  Hartford Financial Services Group, Inc.                                          35
        1,700  Loews Corp.                                                                      68
        3,500  Unitrin, Inc.                                                                    98
                                                                                          --------
                                                                                               299
                                                                                          --------
MULTI-SECTOR HOLDINGS (0.0%)
          900  Leucadia National Corp.                                                          30
                                                                                          --------
OTHER DIVERSIFIED FINANCIAL SERVICES (1.1%)
       50,780  Bank of America Corp.                                                           493
       16,330  Citigroup, Inc.                                                                 626
       32,887  JPMorgan Chase & Co.                                                          1,330
                                                                                          --------
                                                                                             2,449
                                                                                          --------
PROPERTY & CASUALTY INSURANCE (1.1%)
        2,400  ACE Ltd.                                                                        161
        2,300  Allstate Corp.                                                                   64
          691  Argo Group International Holdings Ltd.                                           20
        1,380  Assured Guaranty Ltd.                                                            19
        1,600  AXIS Capital Holdings Ltd.                                                       51
       12,650  Berkshire Hathaway, Inc. "B"*                                                   938
        5,000  Chubb Corp.                                                                     312
          100  Markel Corp.*                                                                    40
        2,100  Old Republic International Corp.                                                 22
        2,400  OneBeacon Insurance Group Ltd. "A"                                               31
        3,200  Progressive Corp.                                                                63
       11,900  Travelers Companies, Inc.                                                       656
          100  White Mountains Insurance Group Ltd.                                             42
        5,200  XL Group plc                                                                    107
                                                                                          --------
                                                                                             2,526
                                                                                          --------
REAL ESTATE OPERATING COMPANIES (0.0%)
          900  Forest City Enterprises, Inc. "A"*                                               16
                                                                                          --------
REAL ESTATE SERVICES (0.0%)
        2,200  CB Richard Ellis Group, Inc. "A"*                                                48
                                                                                          --------
REGIONAL BANKS (0.7%)
        2,100  Associated Banc Corp.                                                            29
        3,100  BB&T Corp.                                                                       80
        7,200  CapitalSource, Inc.                                                              47
        1,287  Cathay General Bancorp                                                           18

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20  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
          952  City Holding Co.                                                           $     30
        1,100  Commerce Bancshares, Inc.                                                        45
        3,000  Fifth Third Bancorp                                                              38
        4,500  Fulton Financial Corp.                                                           46
        3,800  Huntington Bancshares, Inc.                                                      23
        1,138  Independent Bank Corp.                                                           30
        3,600  KeyCorp                                                                          29
        7,217  M&T Bank Corp.                                                                  622
        1,455  MB Financial, Inc.                                                               29
        3,150  National Penn Bancshares, Inc.                                                   25
        1,214  Pacwest Bancorp                                                                  24
        3,948  PNC Financial Services Group, Inc.                                              214
        7,400  Popular, Inc.*                                                                   18
        4,400  Regions Financial Corp.                                                          27
        2,300  SunTrust Banks, Inc.                                                             56
        2,573  Susquehanna Bancshares, Inc.                                                     19
        1,241  Texas Capital Bancshares, Inc.*                                                  34
        2,047  Umpqua Holdings Corp.                                                            23
        1,000  Zions Bancorp                                                                    22
                                                                                          --------
                                                                                             1,528
                                                                                          --------
REINSURANCE (0.1%)
        1,800  Arch Capital Group Ltd.*                                                         61
          400  Everest Re Group Ltd.                                                            33
        2,079  Flagstone Reinsurance Holdings S.A.                                              18
        1,443  Montpelier Re Holdings Ltd.                                                      25
          600  PartnerRe Ltd.                                                                   40
          500  Renaissance Re Holdings Ltd.                                                     35
                                                                                          --------
                                                                                               212
                                                                                          --------
REITs - DIVERSIFIED (0.1%)
        3,501  Cousins Properties, Inc.                                                         30
          814  Vornado Realty Trust                                                             76
                                                                                          --------
                                                                                               106
                                                                                          --------
REITs - INDUSTRIAL (0.0%)
        6,318  DCT Industrial Trust, Inc.                                                       34
        2,057  First Potomac Realty Trust                                                       32
                                                                                          --------
                                                                                                66
                                                                                          --------
REITs - MORTGAGE (0.0%)
        2,800  Annaly Capital Management, Inc.                                                  47
        7,100  Chimera Investment Corp.                                                         22
        1,615  Invesco Mortgage Capital                                                         32
                                                                                          --------
                                                                                               101
                                                                                          --------
REITs - OFFICE (0.1%)
          800  Boston Properties, Inc.                                                          86
          600  Digital Realty Trust, Inc.                                                       37
        2,400  Duke Realty Corp.                                                                33
        2,620  Franklin Street Properties Corp.                                                 33
          400  SL Green Realty Corp.                                                            33
                                                                                          --------
                                                                                               222
                                                                                          --------
REITs - RESIDENTIAL (0.2%)
        1,972  Associated Estates Realty Corp.                                                  36
          400  AvalonBay Communities, Inc.                                                      53
        1,500  Equity Residential Properties Trust                                              93
        3,400  Home Properties, Inc.                                                           223
                                                                                          --------
                                                                                               405
                                                                                          --------
REITs - RETAIL (0.3%)
        1,079  CBL & Associates Properties, Inc.                                                19
          300  Federal Realty Investment Trust                                                  26
        3,575  Inland Real Estate Corp.                                                         32
        2,100  Kimco Realty Corp.                                                               40
          600  Macerich Co.                                                                     32
        1,189  Pennsylvania REIT                                                                17
          900  Realty Income Corp.                                                              29
        1,000  Regency Centers Corp.                                                            45
        2,921  Simon Property Group, Inc.                                                      352
                                                                                          --------
                                                                                               592
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
REITs - SPECIALIZED (0.2%)
        2,386  DiamondRock Hospitality Co.                                                $     25
          800  HCP, Inc.                                                                        29
          400  Health Care REIT, Inc.                                                           21
        3,639  Hersha Hospitality Trust                                                         19
        2,500  Host Hotels & Resorts, Inc.                                                      40
        1,850  Public Storage                                                                  221
        1,793  Sunstone Hotel Investors, Inc.*                                                  16
                                                                                          --------
                                                                                               371
                                                                                          --------
SPECIALIZED FINANCE (0.4%)
        7,900  CIT Group, Inc.*                                                                314
          300  CME Group, Inc.                                                                  87
          300  IntercontinentalExchange, Inc.*                                                  37
        9,900  Moody's Corp.                                                                   352
          760  MSCI, Inc. "A"*                                                                  27
        5,600  NASDAQ OMX Group, Inc.*                                                         135
          900  NYSE Euronext                                                                    30
          838  PHH Corp.*                                                                       16
                                                                                          --------
                                                                                               998
                                                                                          --------
THRIFTS & MORTGAGE FINANCE (0.1%)
        2,756  Brookline Bancorp, Inc.                                                          24
        1,563  MGIC Investment Corp.*                                                            6
        8,900  New York Community Bancorp, Inc.                                                120
        1,970  Oritani Financial Corp.                                                          26
        3,500  People's United Financial, Inc.                                                  44
                                                                                          --------
                                                                                               220
                                                                                          --------
               Total Financials                                                             15,483
                                                                                          --------
HEALTH CARE (5.0%)
------------------
BIOTECHNOLOGY (0.6%)
        1,400  Alexion Pharmaceuticals, Inc.*                                                   80
        4,680  Amgen, Inc.*                                                                    256
        2,000  Biogen Idec, Inc.*                                                              204
        3,500  Celgene Corp.*                                                                  208
        1,900  Cephalon, Inc.*                                                                 152
          850  Cepheid*                                                                         32
        1,005  Cubist Pharmaceuticals, Inc.*                                                    34
        1,000  Dendreon Corp.*                                                                  37
        4,070  Gilead Sciences, Inc.*                                                          172
        1,340  Human Genome Sciences, Inc.*                                                     28
          946  Incyte Corp.*                                                                    16
        1,950  Micromet, Inc.*                                                                  11
          686  Onyx Pharmaceuticals, Inc.*                                                      23
          423  Pharmasset, Inc.*                                                                51
        1,221  Seattle Genetics, Inc.*                                                          21
          709  Theravance, Inc.*                                                                15
        1,500  Vertex Pharmaceuticals, Inc.*                                                    78
                                                                                          --------
                                                                                             1,418
                                                                                          --------
HEALTH CARE DISTRIBUTORS (0.1%)
        1,000  AmerisourceBergen Corp.                                                          38
        2,700  Cardinal Health, Inc.                                                           118
          600  Henry Schein, Inc.*                                                              40
        1,800  McKesson Corp.                                                                  146
                                                                                          --------
                                                                                               342
                                                                                          --------
HEALTH CARE EQUIPMENT (1.0%)
        2,300  Baxter International, Inc.                                                      134
        1,000  Becton, Dickinson and Co.                                                        83
        5,000  Boston Scientific Corp.*                                                         36
       12,000  C.R. Bard, Inc.                                                               1,184
        3,100  CareFusion Corp.*                                                                82
        1,000  Covidien plc                                                                     51
          669  Cyberonics, Inc.*                                                                18
        1,051  DexCom, Inc.*                                                                    15
          400  Edwards Lifesciences Corp.*                                                      28
        1,300  Hologic, Inc.*                                                                   24
          600  Hospira, Inc.*                                                                   31
          400  IDEXX Laboratories, Inc.*                                                        33
          200  Intuitive Surgical, Inc.*                                                        80

================================================================================

22  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
          710  Masimo Corp.                                                               $     20
        3,840  Medtronic, Inc.                                                                 138
          704  NuVasive, Inc.*                                                                  20
        1,500  St. Jude Medical, Inc.                                                           70
        1,300  Stryker Corp.                                                                    71
          500  Varian Medical Systems, Inc.*                                                    31
          824  Volcano Corp.*                                                                   26
          700  Zimmer Holdings, Inc.*                                                           42
                                                                                          --------
                                                                                             2,217
                                                                                          --------
HEALTH CARE FACILITIES (0.2%)
        1,156  AmSurg Corp.*                                                                    30
        5,500  Community Health Systems, Inc.*                                                 142
        1,367  HealthSouth Corp.*                                                               33
        1,281  Kindred Healthcare, Inc.*                                                        24
        6,500  Universal Health Services, Inc. "B"                                             323
                                                                                          --------
                                                                                               552
                                                                                          --------
HEALTH CARE SERVICES (0.2%)
          400  DaVita, Inc.*                                                                    33
        2,300  Express Scripts, Inc.*                                                          125
          537  IPC The Hospitalist Co., Inc.*                                                   24
          400  Laboratory Corp. of America Holdings*                                            36
          367  Landauer, Inc.                                                                   21
        1,000  Lincare Holdings, Inc.                                                           26
        1,700  Medco Health Solutions, Inc.*                                                   107
          600  Quest Diagnostics, Inc.                                                          32
                                                                                          --------
                                                                                               404
                                                                                          --------
HEALTH CARE SUPPLIES (0.1%)
          816  Cooper Companies, Inc.                                                           62
        1,000  DENTSPLY International, Inc.                                                     38
          953  Meridian Bioscience, Inc.                                                        21
                                                                                          --------
                                                                                               121
                                                                                          --------
HEALTH CARE TECHNOLOGY (0.0%)
          408  athenahealth, Inc.*                                                              24
          600  Cerner Corp.*                                                                    40
                                                                                          --------
                                                                                                64
                                                                                          --------
LIFE SCIENCES TOOLS & SERVICES (0.3%)
        4,200  Illumina, Inc.*                                                                 262
        1,500  Life Technologies Corp.*                                                         68
        1,093  Luminex Corp.*                                                                   22
        1,700  Thermo Fisher Scientific, Inc.*                                                 102
        2,400  Waters Corp.*                                                                   211
                                                                                          --------
                                                                                               665
                                                                                          --------
MANAGED HEALTH CARE (0.6%)
        1,915  Aetna, Inc.                                                                      79
        2,000  CIGNA Corp.                                                                     100
          700  Coventry Health Care, Inc.*                                                      22
          588  HealthSpring, Inc.*                                                              24
        6,540  Humana, Inc.                                                                    488
        9,500  UnitedHealth Group, Inc.                                                        472
        1,600  WellPoint, Inc.                                                                 108
                                                                                          --------
                                                                                             1,293
                                                                                          --------
PHARMACEUTICALS (1.9%)
       11,400  Abbott Laboratories                                                             585
        2,200  Allergan, Inc.                                                                  179
        8,980  Bristol-Myers Squibb Co.                                                        257
        4,880  Eli Lilly and Co.                                                               187
       22,268  Endo Pharmaceuticals Holdings, Inc.*                                            829
        1,100  Forest Laboratories, Inc.*                                                       41
       10,390  Johnson & Johnson                                                               673
       15,845  Merck & Co., Inc.                                                               541
        1,500  Mylan, Inc.*                                                                     34
        1,219  Nektar Therapeutics*                                                              8
          588  Par Pharmaceutical Companies, Inc.*                                              19
          300  Perrigo Co.                                                                      27
       40,684  Pfizer, Inc.                                                                    783

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
          508  Salix Pharmaceuticals Ltd.*                                                $     20
        1,041  ViroPharma, Inc.*                                                                19
                                                                                          --------
                                                                                             4,202
                                                                                          --------
               Total Health Care                                                            11,278
                                                                                          --------
INDUSTRIALS (4.4%)
------------------
AEROSPACE & DEFENSE (1.0%)
        8,500  Boeing Co.                                                                      599
        1,100  Goodrich Corp.                                                                  105
          577  HEICO Corp.                                                                      30
        3,820  Honeywell International, Inc.                                                   203
        1,516  Huntington Ingalls Industries, Inc.*                                             51
          700  ITT Corp.                                                                        37
          500  L-3 Communications  Holdings, Inc.                                               39
        1,200  Lockheed Martin Corp.                                                            91
          634  Moog, Inc. "A"*                                                                  26
        6,700  Northrop Grumman Corp.                                                          405
          600  Precision Castparts Corp.                                                        97
        1,700  Raytheon Co.                                                                     76
          500  TransDigm Group, Inc.*                                                           45
        4,500  United Technologies Corp.                                                       373
                                                                                          --------
                                                                                             2,177
                                                                                          --------
AIR FREIGHT & LOGISTICS (0.2%)
          333  Atlas Air Worldwide Holdings, Inc.*                                              18
          900  C.H. Robinson Worldwide, Inc.                                                    65
          800  Expeditors International of Washington, Inc.                                     38
        1,400  FedEx Corp.                                                                     122
          944  Forward Air Corp.                                                                29
        3,510  United Parcel Service, Inc. "B"                                                 243
          700  UTi Worldwide, Inc.                                                              11
                                                                                          --------
                                                                                               526
                                                                                          --------
AIRLINES (0.0%)
        2,800  Delta Air Lines, Inc.*                                                           22
        2,321  JetBlue Airways Corp.*                                                           11
        1,400  Southwest Airlines Co.                                                           14
        1,650  United Continental Holdings, Inc.*                                               30
        1,070  US Airways Group, Inc.*                                                           7
                                                                                          --------
                                                                                                84
                                                                                          --------
BUILDING PRODUCTS (0.0%)
        1,800  Masco Corp.                                                                      19
          600  Owens Corning, Inc.*                                                             21
        1,023  Quanex Building Products Corp.                                                   16
          658  Universal Forest Products, Inc.                                                  20
                                                                                          --------
                                                                                                76
                                                                                          --------
COMMERCIAL PRINTING (0.0%)
          874  Deluxe Corp.                                                                     21
        1,700  R.R. Donnelley & Sons Co.                                                        32
                                                                                          --------
                                                                                                53
                                                                                          --------
CONSTRUCTION & ENGINEERING (0.1%)
          500  Chicago Bridge & Iron Co.                                                        21
          824  EMCOR Group, Inc.*                                                               23
          600  Fluor Corp.                                                                      38
          500  Jacobs Engineering Group, Inc.*                                                  20
        1,500  KBR, Inc.                                                                        53
          696  Layne Christensen Co.*                                                           20
        1,000  Quanta Services, Inc.*                                                           19
          600  URS Corp.*                                                                       24
                                                                                          --------
                                                                                               218
                                                                                          --------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.6%)
        1,600  AGCO Corp.*                                                                      76
        8,400  Caterpillar, Inc.                                                               830
          800  Cummins, Inc.                                                                    84
        2,140  Deere & Co.                                                                     168
          800  Joy Global, Inc.                                                                 75
          832  Meritor, Inc.*                                                                   11
          700  Navistar International Corp.*                                                    36
        1,700  Oshkosh Corp.*                                                                   42
        1,500  PACCAR, Inc.                                                                     64
                                                                                          --------
                                                                                             1,386
                                                                                          --------

================================================================================

24  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
DIVERSIFIED SUPPORT SERVICES (0.1%)
        1,100  Cintas Corp.                                                               $     36
          877  G & K Services, Inc. "A"                                                         30
        1,000  Iron Mountain, Inc.                                                              31
          860  McGrath RentCorp                                                                 22
        1,075  Mobile Mini, Inc.*                                                               23
                                                                                          --------
                                                                                               142
                                                                                          --------
ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
        8,753  Acuity Brands, Inc.                                                             426
          532  American Superconductor Corp.*                                                    4
          800  AMETEK, Inc.                                                                     34
          729  Belden, Inc.                                                                     27
        1,400  Cooper Industries plc                                                            73
        5,300  Emerson Electric Co.                                                            260
        1,019  GrafTech International Ltd.*                                                     20
          400  Hubbell, Inc. "B"                                                                24
          800  Rockwell Automation, Inc.                                                        57
          500  Roper Industries, Inc.                                                           41
                                                                                          --------
                                                                                               966
                                                                                          --------
ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
        6,400  Clean Harbors, Inc.*                                                            338
        1,200  Republic Services, Inc. "A"                                                      35
          873  Tetra Tech, Inc.*                                                                19
        2,300  Waste Management, Inc.                                                           72
                                                                                          --------
                                                                                               464
                                                                                          --------
HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
          400  Manpower, Inc.                                                                   20
          900  Robert Half International, Inc.                                                  25
                                                                                          --------
                                                                                                45
                                                                                          --------
INDUSTRIAL CONGLOMERATES (0.7%)
        3,520  3M Co.                                                                          307
       56,990  General Electric Co.                                                          1,021
        1,700  McDermott International, Inc.*                                                   34
        3,300  Tyco International Ltd.                                                         146
                                                                                          --------
                                                                                             1,508
                                                                                          --------
INDUSTRIAL MACHINERY (0.7%)
        1,142  3D Systems Corp.*                                                                25
        1,231  Barnes Group, Inc.                                                               30
          677  Chart Industries, Inc.*                                                          36
        2,000  Danaher Corp.                                                                    98
          600  Donaldson Co., Inc.                                                              33
        1,700  Dover Corp.                                                                     103
          600  Eaton Corp.                                                                      29
          572  EnPro Industries, Inc.*                                                          26
          400  Flowserve Corp.                                                                  40
          300  Gardner Denver, Inc.                                                             26
        3,000  Graco, Inc.                                                                     132
          800  IDEX Corp.                                                                       33
        1,800  Illinois Tool Works, Inc.                                                        90
        1,000  Ingersoll-Rand plc                                                               37
        1,000  Lincoln Electric Holdings, Inc.                                                  34
          321  Middleby Corp.*                                                                  27
          500  Pall Corp.                                                                       25
        2,200  Parker-Hannifin Corp.                                                           174
       11,089  Timken Co.                                                                      484
                                                                                          --------
                                                                                             1,482
                                                                                          --------
OFFICE SERVICES & SUPPLIES (0.1%)
        1,038  Herman Miller, Inc.                                                              24
        2,400  Pitney Bowes, Inc.                                                               52
          764  United Stationers, Inc.                                                          24
                                                                                          --------
                                                                                               100
                                                                                          --------
RAILROADS (0.3%)
        4,500  CSX Corp.                                                                       111
        1,400  Kansas City Southern*                                                            83
        1,600  Norfolk Southern Corp.                                                          121
        2,820  Union Pacific Corp.                                                             289
                                                                                          --------
                                                                                               604
                                                                                          --------
RESEARCH & CONSULTING SERVICES (0.0%)
          420  CoStar Group, Inc.*                                                              25
          800  Equifax, Inc.                                                                    27
          940  Resources Connection, Inc.                                                       12
                                                                                          --------
                                                                                                64
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
SECURITY & ALARM SERVICES (0.0%)
          813  Brink's Co.                                                                $     24
                                                                                          --------
TRADING COMPANIES & DISTRIBUTORS (0.0%)
        1,200  Fastenal Co.                                                                     41
          974  Interline Brands, Inc.*                                                          16
          793  Kaman Corp.                                                                      28
          100  W.W. Grainger, Inc.                                                              15
                                                                                          --------
                                                                                               100
                                                                                          --------
TRUCKING (0.0%)
          700  JB Hunt Transport Services, Inc.                                                 32
                                                                                          --------
               Total Industrials                                                            10,051
                                                                                          --------
INFORMATION TECHNOLOGY (8.6%)
-----------------------------
APPLICATION SOFTWARE (0.3%)
        2,300  Adobe Systems, Inc.*                                                             64
          600  ANSYS, Inc.*                                                                     30
          900  Autodesk, Inc.*                                                                  31
          791  Blackbaud, Inc.                                                                  20
          900  Citrix Systems, Inc.*                                                            65
          345  Concur Technologies, Inc.*                                                       16
          920  Henry Jack & Associates, Inc.                                                    26
          600  Informatica Corp.*                                                               31
        5,800  Intuit, Inc.*                                                                   271
        1,578  Mentor Graphics Corp.*                                                           18
          967  Parametric Technology Corp.*                                                     20
          300  Salesforce.com, Inc.*                                                            43
          594  SuccessFactors, Inc.*                                                            16
          610  Taleo Corp. "A"*                                                                 20
        1,024  TIBCO Software, Inc.*                                                            27
        1,367  TiVo, Inc.*                                                                      13
          442  Ultimate Software Group, Inc.*                                                   24
                                                                                          --------
                                                                                               735
                                                                                          --------
COMMUNICATIONS EQUIPMENT (0.8%)
          340  Acme Packet, Inc.*                                                               20
        2,911  ADTRAN, Inc.                                                                     96
        1,811  ARRIS Group, Inc.*                                                               22
          623  Aruba Networks, Inc.*                                                            14
          705  Black Box Corp.                                                                  20
       32,210  Cisco Systems, Inc.                                                             515
          300  F5 Networks, Inc.*                                                               28
          718  Finisar Corp.*                                                                   12
          600  Harris Corp.                                                                     24
          603  InterDigital, Inc.                                                               41
        2,200  Juniper Networks, Inc.*                                                          52
        1,600  Motorola Mobility Holdings, Inc.*                                                36
        2,985  Motorola Solutions, Inc.*                                                       134
          553  Plantronics, Inc.                                                                19
       11,670  QUALCOMM, Inc.                                                                  639
          359  Riverbed Technology, Inc.*                                                       10
       52,819  Tellabs, Inc.                                                                   219
                                                                                          --------
                                                                                             1,901
                                                                                          --------
COMPUTER HARDWARE (1.4%)
        7,700  Apple, Inc.*(a)                                                               3,007
        7,000  Dell, Inc.*                                                                     114
        4,100  Hewlett-Packard Co.                                                             144
                                                                                          --------
                                                                                             3,265
                                                                                          --------
COMPUTER STORAGE & PERIPHERALS (0.3%)
       10,060  EMC Corp.*                                                                      262
        1,500  NetApp, Inc.*                                                                    71
        3,700  QLogic Corp.*                                                                    56
        2,160  SanDisk Corp.*                                                                   92
        4,100  Seagate Technology plc                                                           57
          800  Western Digital Corp.*                                                           28
                                                                                          --------
                                                                                               566
                                                                                          --------
DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
          400  Alliance Data Systems Corp.*                                                     39
        2,200  Automatic Data Processing, Inc.                                                 113
          600  Computer Sciences Corp.                                                          21
          840  Euronet Worldwide, Inc.*                                                         14
        1,500  Fidelity National Information Services, Inc.                                     45
          700  Fiserv, Inc.*                                                                    42

================================================================================

26  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
        1,177  Heartland Payment Systems, Inc.                                            $     25
          700  MasterCard, Inc. "A"                                                            212
        1,400  Paychex, Inc.                                                                    40
          526  VeriFone Holdings, Inc.*                                                         21
        5,200  Visa, Inc. "A"                                                                  445
        2,000  Western Union Co.                                                                39
                                                                                          --------
                                                                                             1,056
                                                                                          --------
ELECTRONIC COMPONENTS (0.1%)
          700  Amphenol Corp. "A"                                                               34
        6,400  Corning, Inc.                                                                   102
                                                                                          --------
                                                                                               136
                                                                                          --------
ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
        8,900  Agilent Technologies, Inc.*                                                     375
          678  MTS Systems Corp.                                                                27
                                                                                          --------
                                                                                               402
                                                                                          --------
ELECTRONIC MANUFACTURING SERVICES (0.0%)
        1,119  Benchmark Electronics, Inc.*                                                     17
          554  Plexus Corp.*                                                                    16
          600  Trimble Navigation Ltd.*                                                         21
                                                                                          --------
                                                                                                54
                                                                                          --------
HOME ENTERTAINMENT SOFTWARE (0.1%)
        9,900  Activision Blizzard, Inc.                                                       117
        1,400  Electronic Arts, Inc.*                                                           31
                                                                                          --------
                                                                                               148
                                                                                          --------
INTERNET SOFTWARE & SERVICES (1.5%)
        5,700  Akamai Technologies, Inc.*                                                      138
          419  Digital River, Inc.*                                                             11
       17,100  eBay, Inc.*                                                                     560
          300  Equinix, Inc.*                                                                   31
        3,650  Google, Inc. "A"*                                                             2,203
          623  Rackspace Hosting, Inc.*                                                         25
        1,111  ValueClick, Inc.*                                                                20
       11,600  VeriSign, Inc.                                                                  362
          300  VistaPrint N.V.*                                                                  8
        9,600  Yahoo!, Inc.*                                                                   126
                                                                                          --------
                                                                                             3,484
                                                                                          --------

IT CONSULTING & OTHER SERVICES (0.7%)
        4,700  Accenture plc "A"                                                               278
        1,400  Amdocs Ltd.*                                                                     44
          454  CACI International, Inc. "A"*                                                    27
        1,200  Cognizant Technology Solutions Corp. "A"*                                        84
        6,190  International Business Machines Corp.                                         1,125
          600  Teradata Corp.*                                                                  33
                                                                                          --------
                                                                                             1,591
                                                                                          --------
OFFICE ELECTRONICS (0.0%)
        6,342  Xerox Corp.                                                                      59
                                                                                          --------
SEMICONDUCTOR EQUIPMENT (0.1%)
        5,800  Applied Materials, Inc.                                                          71
          765  FEI Co.*                                                                         25
          800  KLA-Tencor Corp.                                                                 32
          600  Lam Research Corp.*                                                              25
          600  Novellus Systems, Inc.*                                                          19
          378  Veeco Instruments, Inc.*                                                         15
                                                                                          --------
                                                                                               187
                                                                                          --------
SEMICONDUCTORS (1.2%)
        2,600  Advanced Micro Devices, Inc.*                                                    19
        8,850  Altera Corp.                                                                    362
       22,300  Analog Devices, Inc.                                                            767
        1,800  Atmel Corp.*                                                                     22
        2,200  Broadcom Corp. "A"*                                                              82
          594  Cavium, Inc.*                                                                    21
          700  Cree, Inc.*                                                                      23
          400  First Solar, Inc.*                                                               47
       40,010  Intel Corp.                                                                     893
        1,100  Linear Technology Corp.                                                          32
        3,500  LSI Corp.*                                                                       26
        4,200  Marvell Technology Group Ltd.*                                                   62
        1,400  Maxim Integrated Products, Inc.                                                  32
        1,400  Microchip Technology, Inc.                                                       47
        2,800  Micron Technology, Inc.*                                                         21
        1,067  Microsemi Corp.*                                                                 21

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
          678  NetLogic Microsystems, Inc.*                                               $     23
        3,400  NVIDIA Corp.*                                                                    47
        2,333  RF Micro Devices, Inc.*                                                          16
          976  Semtech Corp.*                                                                   23
        5,940  Texas Instruments, Inc.                                                         177
        1,589  TriQuint Semiconductor, Inc.*                                                    12
          500  Xilinx, Inc.                                                                     16
                                                                                          --------
                                                                                             2,791
                                                                                          --------
SYSTEMS SOFTWARE (1.3%)
          872  Ariba, Inc.*                                                                     29
        1,200  BMC Software, Inc.*                                                              52
        2,400  CA, Inc.                                                                         54
          511  CommVault Systems, Inc.*                                                         20
        1,046  Fortinet, Inc.*                                                                  21
       37,530  Microsoft Corp.                                                               1,028
       38,300  Oracle Corp.                                                                  1,171
          768  Progress Software Corp.*                                                         19
          700  Red Hat, Inc.*                                                                   29
          500  Rovi Corp.*                                                                      26
        4,400  Symantec Corp.*                                                                  84
        4,440  VMware, Inc. "A"*                                                               446
                                                                                          --------
                                                                                             2,979
                                                                                          --------
TECHNOLOGY DISTRIBUTORS (0.1%)
          700  Arrow Electronics, Inc.*                                                         24
          800  Avnet, Inc.*                                                                     24
        2,427  Brightpoint, Inc.*                                                               22
        1,400  Ingram Micro, Inc. "A"*                                                          26
        1,020  Insight Enterprises, Inc.*                                                       17
          670  ScanSource, Inc.*                                                                25
                                                                                          --------
                                                                                               138
                                                                                          --------
               Total Information Technology                                                 19,492
                                                                                          --------
MATERIALS (2.4%)
----------------
ALUMINUM (0.0%)
        4,200  Alcoa, Inc.                                                                      62
          592  Kaiser Aluminum Corp.                                                            33
                                                                                          --------
                                                                                                95
                                                                                          --------
COMMODITY CHEMICALS (0.0%)
          700  Celanese Corp. "A"                                                               39
          571  Koppers Holdings, Inc.                                                           21
                                                                                          --------
                                                                                                60
                                                                                          --------
CONSTRUCTION MATERIALS (0.0%)
        1,100  Vulcan Materials Co.                                                             38
                                                                                          --------
DIVERSIFIED CHEMICALS (0.8%)
          400  Ashland, Inc.                                                                    25
        2,800  Cabot Corp.                                                                     109
        5,860  Dow Chemical Co.                                                                204
       18,700  E.I. du Pont de Nemours & Co.                                                   962
          600  Eastman Chemical Co.                                                             58
        6,000  PPG Industries, Inc.                                                            505
          998  Solutia, Inc.*                                                                   21
                                                                                          --------
                                                                                             1,884
                                                                                          --------
DIVERSIFIED METALS & MINING (0.2%)
        4,610  Freeport-McMoRan Copper & Gold, Inc.                                            244
        1,244  Globe Specialty Metals, Inc.                                                     29
          395  Molycorp, Inc.*                                                                  25
        1,445  Thompson Creek Metals Co., Inc.*                                                 13
          200  Walter Energy, Inc.                                                              24
                                                                                          --------
                                                                                               335
                                                                                          --------
FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
          200  CF Industries Holdings, Inc.                                                     31
        4,870  Monsanto Co.                                                                    358
          400  Mosaic Co.                                                                       28
                                                                                          --------
                                                                                               417
                                                                                          --------
FOREST PRODUCTS (0.0%)
        1,900  Weyerhaeuser Co.                                                                 38
                                                                                          --------
GOLD (0.1%)
          949  Allied Nevada Gold Corp.*                                                        36
        1,900  Newmont Mining Corp.                                                            106
                                                                                          --------
                                                                                               142
                                                                                          --------

================================================================================

28  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
INDUSTRIAL GASES (0.1%)
          900  Air Products & Chemicals, Inc.                                             $     80
          500  Airgas, Inc.                                                                     34
        1,200  Praxair, Inc.                                                                   124
                                                                                          --------
                                                                                               238
                                                                                          --------
METAL & GLASS CONTAINERS (0.0%)
        1,200  Ball Corp.                                                                       47
          800  Crown Holdings, Inc.*                                                            31
          800  Owens-Illinois, Inc.*                                                            18
                                                                                          --------
                                                                                                96
                                                                                          --------
PAPER PACKAGING (0.1%)
        6,200  Sealed Air Corp.                                                                134
        1,100  Sonoco Products Co.                                                              35
                                                                                          --------
                                                                                               169
                                                                                          --------
PAPER PRODUCTS (0.0%)
          400  Domtar Corp.                                                                     32
        1,400  International Paper Co.                                                          42
        1,000  MeadWestvaco Corp.                                                               31
                                                                                          --------
                                                                                               105
                                                                                          --------
SPECIALTY CHEMICALS (0.8%)
          969  A. Schulman, Inc.                                                                21
          900  Ecolab, Inc.                                                                     45
        1,013  Ferro Corp.*                                                                     13
        5,800  International Flavors & Fragrances, Inc.                                        355
        8,986  Lubrizol Corp.                                                                1,210
        1,292  PolyOne Corp.                                                                    20
          900  Sigma-Aldrich Corp.                                                              60
          593  W.R. Grace & Co.*                                                                30
                                                                                          --------
                                                                                             1,754
                                                                                          --------
STEEL (0.1%)
          700  Cliffs Natural Resources, Inc.                                                   63
        1,000  Nucor Corp.                                                                      39
        1,000  United States Steel Corp.                                                        40
                                                                                          --------
                                                                                               142
                                                                                          --------
               Total Materials                                                               5,513
                                                                                          --------
TELECOMMUNICATION SERVICES (1.2%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.7%)
       33,800  AT&T, Inc.                                                                      989
        1,097  CenturyLink, Inc.                                                                41
        4,100  Frontier Communications Corp.                                                    31
       14,110  Verizon Communications, Inc.                                                    498
        3,000  Windstream Corp.                                                                 36
                                                                                          --------
                                                                                             1,595
                                                                                          --------
WIRELESS TELECOMMUNICATION SERVICES (0.5%)
        2,000  American Tower Corp. "A"*                                                       105
        1,500  Crown Castle International Corp.*                                                65
       40,260  MetroPCS Communications, Inc.*                                                  655
          800  NII Holdings, Inc. "B"*                                                          34
        1,195  NTELOS Holdings Corp.                                                            23
       23,100  Sprint Nextel Corp.*                                                             98
        6,760  Telephone & Data Systems, Inc.                                                  192
        1,200  U.S. Cellular Corp.*                                                             53
                                                                                          --------
                                                                                             1,225
                                                                                          --------
               Total Telecommunication Services                                              2,820
                                                                                          --------
UTILITIES (1.5%)
----------------
ELECTRIC UTILITIES (0.5%)
        2,300  American Electric Power Co., Inc.                                                85
        2,800  Duke Energy Corp.                                                                52
        2,900  Edison International                                                            110
        1,500  Entergy Corp.                                                                   100
        2,600  Exelon Corp.                                                                    115
        1,800  FirstEnergy Corp.                                                                80
        2,700  Great Plains Energy, Inc.                                                        54
        1,700  NextEra Energy, Inc.                                                             94
        3,200  NV Energy, Inc.                                                                  48
        1,467  Otter Tail Corp.                                                                 30
        1,909  Portland General Electric Co.                                                    47

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                            MARKET
NUMBER OF                                                                                    VALUE
SHARES         SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
        2,500  PPL Corp.                                                                  $     70
          600  Progress Energy, Inc.                                                            28
        3,200  Southern Co.                                                                    127
        2,200  Weststar Energy, Inc.                                                            57
                                                                                          --------
                                                                                             1,097
                                                                                          --------
GAS UTILITIES (0.0%)
        2,000  Atmos Energy Corp.                                                               67
                                                                                          --------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
        2,700  AES Corp.*                                                                       33
        1,700  Calpine Corp.*                                                                   28
        8,900  Constellation Energy Group, Inc.                                                346
        5,500  Genon Energy, Inc.*                                                              21
        1,400  NRG Energy, Inc.*                                                                34
                                                                                          --------
                                                                                               462
                                                                                          --------
MULTI-UTILITIES (0.8%)
          821  CH Energy Group, Inc.                                                            42
        1,700  CMS Energy Corp.                                                                 33
        1,000  Consolidated Edison, Inc.                                                        53
        2,300  Dominion Resources, Inc.                                                        111
       17,800  DTE Energy Co.                                                                  887
        5,200  Integrys Energy Group, Inc.                                                     261
        2,500  MDU Resources Group, Inc.                                                        54
        2,700  PG&E Corp.                                                                      112
        2,357  Public Service Enterprise Group, Inc.                                            77
        1,300  Sempra Energy                                                                    66
        2,100  Xcel Energy, Inc.                                                                50
                                                                                          --------
                                                                                             1,746
                                                                                          --------
WATER UTILITIES (0.0%)
          856  American States Water Co.                                                        29
        1,600  American Water Works Co., Inc.                                                   45
                                                                                          --------
                                                                                                74
                                                                                          --------
               Total Utilities                                                               3,446
                                                                                          --------
               Total Common Stocks (cost: $93,917)                                          98,996
                                                                                          --------

--------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
$(000)/
SHARES
--------------------------------------------------------------------------------------------------
PREFERRED SECURITIES (2.7%)

CONSUMER STAPLES (0.4%)
-----------------------
AGRICULTURAL PRODUCTS (0.4%)
       10,000  Dairy Farmers of America, Inc., 7.88%,
                 cumulative redeemable, perpetual (c)                                          903
                                                                                          --------
FINANCIALS (1.6%)
-----------------
DIVERSIFIED CAPITAL MARKETS (0.4%)
       $1,000  Deutsche Bank Capital Trust IV, 4.58%, perpetual                                844
                                                                                          --------
LIFE & HEALTH INSURANCE (0.1%)
       15,000  Delphi Financial Group, Inc., 7.38%, perpetual                                  358
                                                                                          --------
MULTI-LINE INSURANCE (0.4%)
           10  International Lease Finance Corp., 0.39%, perpetual (d)                         850
                                                                                          --------

================================================================================

30  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                                                       VALUE
$(000)/SHARES  SECURITY                                                                      (000)
--------------------------------------------------------------------------------------------------
REINSURANCE (0.5%)
          500  Ram Holdings Ltd., 7.50%, non-cumulative,
                 perpetual, acquired 3/09/2007; cost $526*(e)                             $    275
         $804  Swiss Re Capital I, LP, 6.85%, perpetual(c)                                     792
                                                                                          --------
                                                                                             1,067
                                                                                          --------
REITs - OFFICE (0.2%)
       20,000  Commonwealth REIT, Series E, 7.25%, perpetual*                                  490
                                                                                          --------
               Total Financials                                                              3,609
                                                                                          --------
INDUSTRIALS (0.5%)
------------------
OFFICE SERVICES & SUPPLIES (0.5%)
        1,065  Pitney Bowes International Holdings,
                 Series F, 6.13%, cumulative redeemable, perpetual(c)                        1,051
                                                                                          --------
TELECOMMUNICATION SERVICES (0.2%)
---------------------------------
INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
       20,000  Qwest Corp., 7.38%, cumulative                                                  519
                                                                                          --------
               Total Preferred Securities (cost: $6,105)                                     6,082
                                                                                          --------

--------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
--------------------------------------------------------------------------------------------------
WARRANTS (0.0%)

ENERGY (0.0%)
-------------
COAL & CONSUMABLE FUELS (0.0%)
           20  GreenHunter Energy, Inc., acquired 7/15/2008; cost $0*(d),(e)
                 (cost: $0)                                                                      -
                                                                                          --------
EXCHANGE-TRADED FUNDS (25.0%)

DOMESTIC EXCHANGE-TRADED FUNDS (2.1%)
       89,499  Vanguard Dividend Appreciation ETF                                            4,837
                                                                                          --------
FOREIGN EXCHANGE-TRADED FUNDS (22.9%)
      520,858  iShares MSCI EAFE Index Fund                                                 30,548
      440,622  Vanguard MSCI Emerging Markets ETF                                           21,309
                                                                                          --------
               Total Exchange-Traded Funds (cost: $56,674)                                  56,694
                                                                                          --------

RIGHTS (0.0%)

HEALTH CARE (0.0%)
------------------
PHARMACEUTICALS (0.0%)
        2,000  Sanofi-Aventis* (cost: $5)                                                        2
                                                                                          --------
               Total Equity Securities (cost: $156,701)                                    161,774
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)          SECURITY                                       RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
               BONDS (25.1%)

               CORPORATE OBLIGATIONS (17.1%)

               CONSUMER STAPLES (0.4%)
               -----------------------
               DRUG RETAIL (0.4%)
      $ 1,000  CVS Caremark Corp.                             6.30%       6/01/2037       $    975
                                                                                          --------
               ENERGY (0.9%)
               -------------
               OIL & GAS STORAGE & TRANSPORTATION (0.9%)
        1,000  Enbridge Energy Partners, LP(f)                8.05       10/01/2037          1,102
        1,000  Southern Union Co.(f)                          7.20       11/01/2066            935
                                                                                          --------
                                                                                             2,037
                                                                                          --------
               Total Energy                                                                  2,037
                                                                                          --------
               FINANCIALS (12.9%)
               ------------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
          275  State Street Capital Trust IV                  1.25(g)     6/15/2037            227
                                                                                          --------
               CONSUMER FINANCE (0.7%)
        1,000  American Express Co.(f)                        6.80        9/01/2066          1,034
          611  Capital One Financial Corp.(f)                 7.69        8/15/2036            627
                                                                                          --------
                                                                                             1,661
                                                                                          --------
               DIVERSIFIED BANKS (0.6%)
        1,000  USB Realty Corp.(c),(f)                        6.09                -(h)         856
          500  Wells Fargo Capital XIII                       7.70                -(h)         518
                                                                                          --------
                                                                                             1,374
                                                                                          --------
               INVESTMENT BANKING & BROKERAGE (0.7%)
        1,000  Goldman Sachs Capital II(f)                    5.79                -(h)         795
          805  Schwab Capital Trust I                         7.50       11/15/2037            829
                                                                                          --------
                                                                                             1,624
                                                                                          --------
               LIFE & HEALTH INSURANCE (1.1%)
          500  Great-West Life & Annuity Insurance Co.(c)     7.15        5/16/2046            511
          500  Lincoln National Corp.                         7.00        5/17/2066            510
          500  Principal Financial Global Fund, LLC           0.77(g)     1/10/2031            406
          500  Prudential Financial, Inc.(f)                  8.88        6/15/2038            586
          500  StanCorp Financial Group, Inc.                 6.90        6/01/2067            476
                                                                                          --------
                                                                                             2,489
                                                                                          --------
               MULTI-LINE INSURANCE (1.3%)
        1,000  Genworth Financial, Inc.                       6.15       11/15/2066            660
        1,000  Glen Meadow(c),(f)                             6.51        2/12/2067            853
          500  Liberty Mutual Group, Inc.(f)                  7.30        6/15/2014            547

================================================================================

32  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)          SECURITY                                       RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
      $ 1,000  Nationwide Mutual Insurance Co.(c)              5.81%     12/15/2024       $    987
                                                                                          --------
                                                                                             3,047
                                                                                          --------
               OTHER DIVERSIFIED FINANCIAL SERVICES (1.6%)
          500  BankAmerica Capital III                         0.82(g)    1/15/2027            368
          475  BankBoston Capital Trust IV                     0.85(g)    6/08/2028            350
        1,000  First Republic Bank Corp.(f)                    7.75       9/15/2012          1,048
        1,000  General Electric Capital Corp.(f)               6.38      11/15/2067          1,023
        1,000  J.P. Morgan Chase & Co. Capital XIII            1.20(g)    9/30/2034            805
                                                                                          --------
                                                                                             3,594
                                                                                          --------
               PROPERTY & CASUALTY INSURANCE (1.9%)
        1,000  Allstate Corp.(f)                               6.13       5/15/2037            981
          500  HSB Group, Inc.                                 1.16(g)    7/15/2027            402
          500  Ironshore Holdings, Inc.(c)                     8.50       5/15/2020            552
          179  OneBeacon U.S. Holdings, Inc.                   5.88       5/15/2013            187
        1,000  Progressive Corp.(f)                            6.70       6/15/2037          1,034
        1,000  Travelers Companies, Inc.(f)                    6.25       3/15/2037          1,059
                                                                                          --------
                                                                                             4,215
                                                                                          --------
               REGIONAL BANKS (3.7%)
          500  CoBank ACB(c)                                   0.85(g)    6/15/2022            449
          500  Fifth Third Capital Trust IV                    6.50       4/15/2037            490
          150  First Empire Capital Trust I                    8.23       2/01/2027            154
        1,000  Fulton Capital Trust I(f)                       6.29       2/01/2036            862
          500  Huntington Capital III                          6.65       5/15/2037            486
        1,000  KeyCorp Capital I                               0.99(g)    7/01/2028            846
        1,000  Manufacturers & Traders Trust Co.(f)            5.63      12/01/2021          1,009
          645  PNC Preferred Funding Trust(c),(f)              6.52               -(h)         546
          500  PNC Preferred Funding Trust III(c)              8.70               -(h)         525
          400  Susquehanna Bancshares, Inc.(f)                 2.09(g)    5/01/2014            373
          500  Susquehanna Capital II                         11.00       3/23/2040            540
        1,000  TCF National Bank(f)                            5.50       2/01/2016            989
        1,200  Webster Capital Trust IV(f)                     7.65       6/15/2037          1,207
                                                                                          --------
                                                                                             8,476
                                                                                          --------
               REINSURANCE (0.5%)
          500  Max USA Holdings Ltd.(c),(f)                    7.20       4/14/2017            529
          500  Platinum Underwriters Finance, Inc.(f)          7.50       6/01/2017            548
                                                                                          --------
                                                                                             1,077
                                                                                          --------
               REITs - RETAIL (0.3%)
          577  New Plan Excel Realty Trust, Inc., acquired
                 2/20/2009; cost $196(e)                       7.68      11/02/2026            563
                                                                                          --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)          SECURITY                                       RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
               REITs - SPECIALIZED (0.4%)
      $   850  Ventas Realty, LP(f)                           6.75%       4/01/2017       $    911
                                                                                          --------
               Total Financials                                                             29,258
                                                                                          --------
               INDUSTRIALS (0.4%)
               ------------------
               INDUSTRIAL CONGLOMERATES (0.4%)
        1,000  Textron Financial Corp.(c)                     6.00        2/15/2067            870
                                                                                          --------
               UTILITIES (2.5%)
               ----------------
               ELECTRIC UTILITIES (0.8%)
          233  FPL Group Capital, Inc.(f)                     6.65        6/15/2067            233
          500  FPL Group Capital, Inc.(f)                     7.30        9/01/2067            527
          500  PPL Capital Funding, Inc.                      6.70        3/30/2067            493
          949  Texas Competitive Electric
                 Holdings Co., LLC(i)                         4.73       10/10/2017            710
                                                                                          --------
                                                                                             1,963
                                                                                          --------
               MULTI-UTILITIES (1.7%)
        1,000  Dominion Resources, Inc.(f)                    7.50        6/30/2066          1,059
        1,005  Integrys Energy Group, Inc.(f)                 6.11       12/01/2066            996
        1,000  Puget Sound Energy, Inc.                       6.97        6/01/2067          1,034
          725  Wisconsin Energy Corp.                         6.25        5/15/2067            732
                                                                                          --------
                                                                                             3,821
                                                                                          --------
               Total Utilities                                                               5,784
                                                                                          --------
               Total Corporate Obligations (cost: $32,952)                                  38,924
                                                                                          --------

               EURODOLLAR AND YANKEE OBLIGATIONS (2.0%)

               ENERGY (0.4%)
               -------------
               OIL & GAS STORAGE & TRANSPORTATION (0.4%)
        1,000  TransCanada Pipelines Ltd.                     6.35        5/15/2067          1,025
                                                                                          --------
               FINANCIALS (1.0%)
               -----------------
               DIVERSIFIED BANKS (0.0%)
         500   Landsbanki Islands hf, acquired 10/12/2007;
                 cost $500(c),(d),(e),(j)                     7.43                -(h)           -
                                                                                          --------
               MULTI-LINE INSURANCE (0.6%)
          519  AXA S.A.                                       3.68(g)             -(h)         355
        1,000  Oil Insurance Ltd.(c),(f)                      3.23(g)             -(h)         927
                                                                                          --------
                                                                                             1,282
                                                                                          --------
               PROPERTY & CASUALTY INSURANCE (0.4%)
        1,000  QBE Insurance Group Ltd.(c)                    5.65        7/01/2023            991
                                                                                          --------

================================================================================

34  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)          SECURITY                                       RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
               REGIONAL BANKS (0.0%)
      $ 1,000  Glitnir Banki hf, acquired 9/11/2006 and
                 10/18/2006; cost $1,017(c),(d),(e),(j)       7.45%               -(h)    $      -
                                                                                          --------
               Total Financials                                                              2,273
                                                                                          --------
               INDUSTRIALS (0.5%)
               ------------------
               INDUSTRIAL CONGLOMERATES (0.5%)
        1,000  Hutchison Whampoa Ltd.(c)                      6.00                -(h)       1,040
                                                                                          --------
               MATERIALS (0.1%)
               ----------------
               DIVERSIFIED METALS & MINING (0.1%)
          286  Glencore Finance S.A.                          8.00                -(h)         287
                                                                                          --------
               Total Eurodollar and Yankee Obligations
                 (cost: $5,402)                                                              4,625
                                                                                          --------

               COMMERCIAL MORTGAGE SECURITIES (6.0%)

               FINANCIALS (6.0%)
               -----------------
               COMMERCIAL MORTGAGE-BACKED SECURITIES (6.0%)
          400  Banc of America Commercial Mortgage, Inc.      5.46        9/10/2045            386
          230  Banc of America Commercial Mortgage, Inc.      5.68        7/10/2046            236
        1,000  Banc of America Commercial Mortgage, Inc.(f)   5.18        9/10/2047            953
          500  Bear Stearns Commercial Mortgage
                 Securities, Inc.                             4.99        9/11/2042            462
          530  Citigroup Commercial Mortgage Trust            5.73        3/15/2049            481
          500  Credit Suisse Commercial Mortgage Trust        5.55        2/15/2039            462
          745  Credit Suisse First Boston Mortgage
                 Securities Corp.(f)                          5.10        8/15/2038            702
        1,000  GE Capital Commercial Mortgage Corp.(f)        5.61       12/10/2049            911
          250  GMAC Commercial Mortgage Securities, Inc.      4.98       12/10/2041            171
          472  GS Mortgage Securities Corp. II                4.30        1/10/2040            478
        1,000  J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                             5.04       10/15/2042            987
          690  J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                             5.57        4/15/2043            646
          378  J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                             5.33       12/15/2044            378
          500  J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.(f)                          5.33       12/15/2044            487
        1,000  J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                             5.48        5/15/2045            912
          690  Merrill Lynch Mortgage Trust(f)                5.24       11/12/2037            707
          250  Merrill Lynch Mortgage Trust                   5.10        7/12/2038            239
          500  Merrill Lynch Mortgage Trust                   5.14        7/12/2038            473
          135  Merrill Lynch Mortgage Trust                   5.31        7/12/2038             95
          500  Merrill Lynch Mortgage Trust                   5.67        5/12/2039            479

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                   MARKET
AMOUNT                                                       COUPON                          VALUE
(000)          SECURITY                                       RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------
    $     500  Merrill Lynch Mortgage Trust                   5.01%      10/12/2041       $    497
        1,000  ML-CFC Commercial Mortgage Trust(f)            5.42        8/12/2048            915
          500  ML-CFC Commercial Mortgage Trust               6.16        8/12/2049            492
        1,000  Morgan Stanley Capital I, Inc.(f)              4.77        7/15/2056            977
                                                                                          --------
               Total Financials                                                             13,526
                                                                                          --------
               Total Commercial Mortgage Securities (cost: $12,019)                         13,526
                                                                                          --------
               Total Bonds (cost: $50,373)                                                  57,075
                                                                                          --------

--------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
--------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (2.5%)

               MONEY MARKET FUNDS (2.5%)
    5,631,750  State Street Institutional Liquid Reserve Fund, 0.14%(k) (cost: $5,632)       5,632
                                                                                          --------

--------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS PURCHASED WITH CASH
               COLLATERAL FROM SECURITIES LOANED (0.0%)

               REPURCHASE AGREEMENTS (0.0%)
          $12  Credit Suisse Securities LLC, 0.15%, acquired on 7/29/2011 and due 8/01/2011 at 12 (collateralized by $15 of Fannie Mae(m),
                 0.17%(l), due 10/12/2011; market value $15) (cost: $12)                        12
                                                                                          --------

               TOTAL INVESTMENTS (COST: $212,718)                                         $224,493
                                                                                          ========

--------------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
--------------------------------------------------------------------------------------------------
               PURCHASED OPTIONS (0.1%)
        1,000  Put - iShares MSCI Emerging Market Index expiring
                 August 20, 2011 at 47                                                         116
                                                                                          --------

               TOTAL PURCHASED OPTIONS (COST: $94)                                        $    116
                                                                                          ========

               WRITTEN OPTIONS (0.0%)
       (1,000) Call - iShares MSCI Emerging Market Index expiring
                 August 20, 2011 at 49                                                    $    (51)
                                                                                          --------

               TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $58)                             $    (51)
                                                                                          ========

================================================================================

36  | USAA FIRST START GROWTH FUND

================================================================================

--------------------------------------------------------------------------------------------------
                                                                                        UNREALIZED
NUMBER                                                                   CONTRACT    APPRECIATION/
OF CONTRACTS                                             EXPIRATION        VALUE    (DEPRECIATION)
LONG/(SHORT)   SECURITY                                     DATE           (000)             (000)
--------------------------------------------------------------------------------------------------
               FUTURES (0.1%)
           51  Russell 2000 Mini Index                    9/16/2011        $4,057         $    100
           14  S&P 500 E-Mini Index                       9/16/2011           902               17
                                                                                          --------
               TOTAL FUTURES                                                              $    117
                                                                                          ========

--------------------------------------------------------------------------------------------------

($ IN 000s)                                   VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
                                       (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                   QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                               IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS              INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------------
Equity Securities:
   Common Stocks                        $ 98,996             $     -           $  -       $ 98,996
   Preferred Securities                      519               4,713            850          6,082
   Warrants                                    -                   -              -              -
   Exchange-Traded Funds                  56,694                   -              -         56,694
   Rights                                      2                   -              -              2
Bonds:
   Corporate Obligations                       -              38,924              -         38,924
   Eurodollar And Yankee Obligations           -               4,625              -          4,625
   Commercial Mortgage Securities              -              13,526              -         13,526
Money Market Instruments:
   Money Market Funds                      5,632                   -              -          5,632
Short-Term Investments
Purchased With Cash Collateral
From Securities Loaned:
   Repurchase Agreements                       -                  12              -             12
Purchased Options                            116                   -              -            116
Futures*                                     117                   -              -            117
--------------------------------------------------------------------------------------------------
Total                                   $162,076             $61,800           $850       $224,726
--------------------------------------------------------------------------------------------------

*Futures contracts are valued at the unrealized appreciation/depreciation on the investment.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

                                       (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                   QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                               IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
LIABILITIES            FOR IDENTICAL LIABILITIES              INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------------
Written Options                             $(51)                 $-             $-           $(51)
--------------------------------------------------------------------------------------------------
Total                                       $(51)                 $-             $-           $(51)
--------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------------------------
                                                                                         PREFERRED
                                                                                        SECURITIES
--------------------------------------------------------------------------------------------------
Balance as of July 31, 2010                                                                   $700
Purchases                                                                                        -
Sales                                                                                            -
Transfers into Level 3                                                                           -
Transfers out of Level 3                                                                         -
Net realized gain (loss)                                                                         -
Change in net unrealized appreciation/depreciation                                             150
--------------------------------------------------------------------------------------------------
Balance as of July 31, 2011                                                                   $850
--------------------------------------------------------------------------------------------------

For the period of August 1, 2010, through July 31, 2011, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

38  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 26.2% of net assets at July 31, 2011.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

   average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

   RIGHTS -- enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

   WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR      American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S.
            dollars.
   ETF      Exchange-traded funds.
   REIT     Real estate investment trust

o  SPECIFIC NOTES

   (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at July 31, 2011.

   (b) The security or a portion thereof was out on loan as of July 31, 2011.

   (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by

================================================================================

40  | USAA FIRST START GROWTH FUND

================================================================================

       USAA Investment Management Company (the Manager) under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (d) Security was fair valued at July 31, 2011, by the Manager in accordance with valuation procedures approved by the Board of Trustees.

   (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at July 31, 2011, was $838,000, which represented 0.4% of the Fund's net assets.

   (f) The security, or a portion thereof, is segregated to cover the notional value of outstanding written call options at July 31, 2011.

   (g) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at July 31, 2011.

   (h) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (i) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at July 31, 2011. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. Security deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (j) Currently the issuer is in default with respect to interest and/or principal payments.

   (k) Rate represents the money market fund annualized seven-day yield at July 31, 2011.

   (l) Zero-coupon security. Rate represents the effective yield at the date of purchase.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

   (m) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

   *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

42  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2011

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including
      securities on loan of $18) (cost of $212,718)                       $224,493
   Purchased options, at market value (cost of $94)                            116
   Cash                                                                      1,433
   Receivables:
      Capital shares sold                                                      148
      USAA Investment Management Company (Note 6D)                             183
      Dividends and interest                                                   857
      Securities sold                                                        1,019
   Variation margin on futures contracts                                       117
                                                                          --------
         Total assets                                                      228,366
                                                                          --------
LIABILITIES
   Payables:
      Upon return of securities loaned                                          19
      Securities purchased                                                     902
      Capital shares redeemed                                                  194
   Written options, at market value (premiums received of $58)                  51
   Accrued management fees                                                     154
   Accrued transfer agent's fees                                                 2
   Other accrued expenses and payables                                          96
                                                                          --------
         Total liabilities                                                   1,418
                                                                          --------
            Net assets applicable to capital shares outstanding           $226,948
                                                                          ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                        $223,671
   Accumulated undistributed net investment income                           2,348
   Accumulated net realized loss on investments, options, and
      futures transactions                                                 (10,992)
   Net unrealized appreciation of investments, options, and
      futures contracts                                                     11,921
                                                                          --------
            Net assets applicable to capital shares outstanding           $226,948
                                                                          ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                          20,359
                                                                          ========
   Net asset value, redemption price, and offering price per share        $  11.15
                                                                          ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1)                         $ 2,893
   Interest                                                                  4,435
   Securities lending (net)                                                      2
                                                                           -------
            Total income                                                     7,330
                                                                           -------
EXPENSES
   Management fees                                                           1,731
   Administration and servicing fees                                           331
   Transfer agent's fees                                                     1,707
   Custody and accounting fees                                                 161
   Postage                                                                      93
   Shareholder reporting fees                                                   55
   Trustees' fees                                                               12
   Registration fees                                                            35
   Professional fees                                                            68
   Other                                                                        16
                                                                           -------
            Total expenses                                                   4,209
   Expenses reimbursed                                                      (1,169)
                                                                           -------
            Net expenses                                                     3,040
                                                                           -------
NET INVESTMENT INCOME                                                        4,290
                                                                           -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                           16,287
      Options                                                               (1,074)
      Futures transactions                                                     413
   Change in net unrealized appreciation/depreciation of:
      Investments                                                           13,722
      Options                                                                  176
      Futures contracts                                                        117
                                                                           -------
            Net realized and unrealized gain                                29,641
                                                                           -------
   Increase in net assets resulting from operations                        $33,931
                                                                           =======

See accompanying notes to financial statements.

================================================================================

44  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

----------------------------------------------------------------------------------
                                                                 2011         2010
----------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                     $  4,290     $  6,090
   Net realized gain on investments                            16,287       19,019
   Net realized loss on options                                (1,074)      (2,319)
   Net realized gain (loss) on futures transactions               413          (11)
   Change in net unrealized appreciation/depreciation of:
      Investments                                              13,722        8,919
      Options                                                     176          987
      Futures contracts                                           117            -
                                                             ---------------------
      Increase in net assets resulting from operations         33,931       32,685
                                                             ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (5,080)      (6,430)
                                                             ---------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                   24,924       22,965
   Reinvested dividends                                         5,055        6,401
   Cost of shares redeemed                                    (32,178)     (27,740)
                                                             ---------------------
      Increase (decrease) in net assets from capital
         share transactions                                    (2,199)       1,626
                                                             ---------------------
   Net increase in net assets                                  26,652       27,881
NET ASSETS
   Beginning of year                                          200,296      172,415
                                                             ---------------------
   End of year                                               $226,948     $200,296
                                                             =====================
Accumulated undistributed net investment income:
   End of year                                               $  2,348     $  3,155
                                                             =====================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                  2,299        2,421
   Shares issued for dividends reinvested                         476          679
   Shares redeemed                                             (2,992)      (2,919)
                                                             ---------------------
      Increase (decrease) in shares outstanding                  (217)         181
                                                             =====================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA First Start Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital growth with reduced volatility over time.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities

================================================================================

46  | USAA FIRST START GROWTH FUND

================================================================================

       held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

       readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   6. Repurchase agreements are valued at cost, which approximates market value.

   7. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

   8.  Options are valued by a pricing service at the National Best Bid/Offer
       (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

   9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and

================================================================================

48  | USAA FIRST START GROWTH FUND

================================================================================

       an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred equity securities and all bonds, which are valued based on methods discussed in Note 1A5, and repurchase agreements valued at cost, which approximates fair value.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Trust's Board of Trustees. The fair value methods included using inputs such as market quotations obtained from the broker-dealers from which the Fund purchased the securities. Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

   FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

50  | USAA FIRST START GROWTH FUND

================================================================================

   OPTIONS TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

   Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

   Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

   In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

   indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JULY 31, 2011*
   (IN THOUSANDS)

                                    ASSET DERIVATIVES                 LIABILITY DERIVATIVES
-----------------------------------------------------------------------------------------------
                             STATEMENT OF                         STATEMENT OF
                             ASSETS AND                           ASSETS AND
DERIVATIVES NOT ACCOUNTED    LIABILITIES                          LIABILITIES
FOR AS HEDGING INSTRUMENTS   LOCATION          FAIR VALUE         LOCATION          FAIR VALUE
-----------------------------------------------------------------------------------------------
Equity contracts             Purchased           $233**           Written               $51
                             options; Net                         options
                             unrealized
                             depreciation of
                             investments,
                             options, and
                             futures contracts
-----------------------------------------------------------------------------------------------

    * For open derivative instruments as of July 31, 2011, see the portfolio of investments, which is also indicative of activity for the period ended July 31, 2011.
   ** Includes cumulative appreciation (depreciation) of futures and forward currency contracts as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

================================================================================

52  | USAA FIRST START GROWTH FUND

================================================================================

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2011
   (IN THOUSANDS)

DERIVATIVES                                                                CHANGE IN UNREALIZED
NOT ACCOUNTED           STATEMENT OF                                       APPRECIATION
FOR AS HEDGING          OPERATIONS               REALIZED GAIN (LOSS)      (DEPRECIATION)
INSTRUMENTS             LOCATION                 ON DERIVATIVES            ON DERIVATIVES
-----------------------------------------------------------------------------------------------
Equity contracts        Net realized gain            $(661)                       $293
                        (loss) on options and
                        futures transactions/
                        Change in net
                        unrealized appreciation/
                        depreciation of options
                        and futures contracts
-----------------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

   maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

54  | USAA FIRST START GROWTH FUND

================================================================================

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended July 31, 2011, the Fund did not incur any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2011, the Fund paid CAPCO facility fees of $1,000, which represents 0.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are

================================================================================

56  | USAA FIRST START GROWTH FUND

================================================================================

distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for the expiration of capital loss carryovers, a return of capital dividend adjustment, and sales proceeds for a defaulted security resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $25,782,000, decrease accumulated undistributed net investment income by $17,000 and decrease accumulated net realized loss on investments by $25,799,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2011, and 2010, was as follows:

                                         2011                         2010
-----------------------------------------------------------------------------
Ordinary income*                      $5,080,000                   $6,430,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                    $  2,347,000
Accumulated capital and other losses                              (10,372,000)
Unrealized appreciation of investments                             11,632,000

The difference between book-basis and tax-basis unrealized depreciation of investments is attributable to the tax deferral of losses on wash sales and dividend distributions.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended July 31, 2011, the Fund utilized capital loss carryovers of $15,261,000 to offset capital gains and had capital loss carryovers of $25,782,000 which expired. At July 31, 2011, the Fund had capital loss carryovers of $10,372,000, for federal income tax purposes. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2017 and 2018. It is unlikely that the Trust's Board of Trustees will authorize

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

                             CAPITAL LOSS CARRYOVERS
                    -----------------------------------------
                      EXPIRES                       BALANCE
                    -----------                   -----------
                        2017                      $ 7,229,000
                        2018                        3,143,000
                                                  -----------
                                      Total       $10,372,000
                                                  ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2011, were $279,416,000 and $286,774,000, respectively.

As of July 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $212,978,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2011, for federal income tax purposes, were $19,037,000 and $7,405,000, respectively, resulting in net unrealized appreciation of $11,632,000.

================================================================================

58  | USAA FIRST START GROWTH FUND

================================================================================

For the year ended July 31, 2011 transactions in written call and put options* were as follows:

                                                                 PREMIUMS
                                     NUMBER OF                   RECEIVED
                                     CONTRACTS                    (000's)
                                     ------------------------------------
Outstanding at July 31, 2010              18                       $  16
Options written                        9,640                         917
Options terminated in closing
purchase transactions                 (6,778)                       (774)
Options expired                       (1,880)                       (101)
                                     ------------------------------------
Outstanding at July 31, 2011           1,000                       $  58
                                     ====================================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2011, the Fund received securities-lending income of $2,000, which is net of the 20% income retained by ClearLend. As of July 31, 2011, the Fund loaned securities having a fair market value of approximately $18,000 and received cash collateral of $19,000 for the loans. Of this amount, $12,000 was invested in short-term investments, as noted in the Fund's portfolio of investments, and $7,000 remained in cash.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

   The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. The Lipper Flexible Portfolio Funds Index

================================================================================

60  | USAA FIRST START GROWTH FUND

================================================================================

   tracks the total return performance of the 30 largest funds in the Lipper Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

   (1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

   For the year ended July 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $1,731,000, which included a 0.04% performance adjustment of $79,000.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Credit Suisse Asset Management, LLC (Credit Suisse), under which Credit Suisse directs the investment and reinvestment of the portion of the Fund's assets invested in equity securities (as allocated from time to time by the Manager) and Credit

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

   Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group), under which the Volaris Group directs the investment and reinvestment of the portion of the Fund's assets invested in index options (as allocated from time to time by the Manager).

   The Manager (not the Fund) pays Credit Suisse a subadvisory fee in the annual amount of 0.15% of the portion of the Fund's average daily net assets that Credit Suisse manages. For the year ended July 31, 2011, the Manager incurred subadvisory fees, paid or payable to Credit Suisse, of $154,000.

   Effective January 31, 2011, the Manager terminated its investment subadvisory agreement with Credit Suisse Securities (USA), LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group). For the fiscal year ended July 31, 2011, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group of $8,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2011, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $331,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2011, the Fund reimbursed the Manager $7,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2011, to limit the annual expenses of the Fund to 1.38% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses

================================================================================

62  | USAA FIRST START GROWTH FUND

================================================================================

   in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2011, the Fund incurred reimbursable expenses of $1,169,000, of which $183,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2011, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,707,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

   FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

   amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

   Effective July 31, 2011, the Fund adopted guidance issued by FASB in January 2010, which requires entities to disclose information about purchases, sales, issuances, and settlements of Level 3 securities on a gross basis, rather than net. This adoption had no impact on the financial statements of the Fund, but changed the presentation of the Level 3 rollforward shown within the portfolio of investments.

================================================================================

64  | USAA FIRST START GROWTH FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                 YEAR ENDED JULY 31,
                                     ---------------------------------------------------------------------------
                                         2011            2010            2009            2008            2007
                                     ---------------------------------------------------------------------------
Net asset value at
  beginning of period                $   9.73        $   8.45        $   9.66        $  10.70        $   9.62
                                     ------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                   .21             .30             .28             .23             .17
  Net realized and
    unrealized gain (loss)               1.46            1.30           (1.24)          (1.09)           1.02
                                     ------------------------------------------------------------------------
Total from investment operations         1.67            1.60            (.96)           (.86)           1.19
                                     ------------------------------------------------------------------------
Less distributions from:
  Net investment income                  (.25)           (.32)           (.25)           (.18)           (.11)
                                     ------------------------------------------------------------------------
Net asset value at end of period     $  11.15        $   9.73        $   8.45        $   9.66        $  10.70
                                     ========================================================================
Total return (%)*                       17.32           19.00           (9.39)          (8.24)          12.36(a)
Net assets at end of period (000)    $226,948        $200,296        $172,415        $190,306        $220,295
Ratios to average net assets:**
  Expenses (%)(b)                        1.38            1.38            1.38            1.38            1.39(a),(c)
  Expenses, excluding
    reimbursements (%)(b)                1.91            2.14            2.67            2.18            2.22(a)
  Net investment income (%)              1.95            3.11            3.62            2.17            1.57
Portfolio turnover (%)                    133             188(d)          216(d)          113             135

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

 ** For the year ended July 31, 2011, average net assets were $220,427,000.

(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) Effective October 1, 2006, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.38% of the Fund's average net assets. Prior to this date, the voluntary expense limit was 1.45%.

(d) Reflects increased trading activity due to asset allocation changes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

EXPENSE EXAMPLE

July 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2011, through July 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may

================================================================================

66  | USAA FIRST START GROWTH FUND

================================================================================

use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                           EXPENSES PAID
                                    BEGINNING            ENDING            DURING PERIOD*
                                  ACCOUNT VALUE       ACCOUNT VALUE      FEBRUARY 1, 2011 -
                                 FEBRUARY 1, 2011     JULY 31, 2011        JULY 31, 2011
                                 ----------------------------------------------------------
Actual                              $1,000.00           $1,035.30              $6.96

Hypothetical
 (5% return before expenses)         1,000.00            1,017.95               6.90

*Expenses are equal to the Fund's annualized expense ratio of 1.38%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 3.53% for the six-month period of February 1, 2011, through July 31, 2011.

================================================================================

                                                           EXPENSE EXAMPLE |  67

================================================================================

ADVISORY AGREEMENTS

July 31, 2011

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

================================================================================

68  | USAA FIRST START GROWTH FUND

================================================================================

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board

================================================================================

                                                       ADVISORY AGREEMENTS |  69

================================================================================

considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in the same investment classification/objective as the Fund regardless of

================================================================================

70  | USAA FIRST START GROWTH FUND

================================================================================

asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also took into account management's discussion of the factors contributing to the level of Fund expenses and the Manager's current undertaking to maintain expense limitations with respect to the Fund, noting that the Manager waived its entire management fee and also reimbursed Fund expenses for the period covered by the third-party report.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2010, and was lower than the average of its performance universe and its Lipper index for the five-year period ended December 31, 2010. The Board also noted that the Fund's percentile

================================================================================

                                                       ADVISORY AGREEMENTS |  71

================================================================================

performance ranking was in the top 10% of its performance universe for the one- and three-year periods ended December 31, 2010 and was in the bottom 50% of its performance universe for the five-year period ended December 31, 2010. The Board took into account Management's discussion of the Fund's performance and actions taken to address performance, and noted the Fund's improved performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees and has also undertaken an expense limitation arrangement with the Fund. The Trustees reviewed the profitability, if any, of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangement by the Manager and the fact that the Manager also pays the subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

================================================================================

72  | USAA FIRST START GROWTH FUND

================================================================================

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund, if any, is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent available, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel

================================================================================

                                                       ADVISORY AGREEMENTS |  73

================================================================================

who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadviser and the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered

================================================================================

74  | USAA FIRST START GROWTH FUND

================================================================================

the Fund's performance, among other data, during the one-, three-, and five-year periods ended December 31, 2010, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  75

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of July 31, 2011. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

76  | USAA FIRST START GROWTH FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), and serves on the Board of USAA Financial Planning Services Insurance Agency, Inc. (FPS). He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  77

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

78  | USAA FIRST START GROWTH FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee
 (3) Member of Audit Committee
 (4) Member of Pricing and Investment Committee
 (5) Member of Corporate Governance Committee
 (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
 (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  79

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Senior Vice President, Compliance and Ethics, USAA (7/11-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-7/11); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

80  | USAA FIRST START GROWTH FUND

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

 (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company
     Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  81

================================================================================

TRUSTEES                                     Christopher W. Claus
                                             Barbara B. Dreeben
                                             Robert L. Mason, Ph.D.
                                             Barbara B. Ostdiek, Ph.D.
                                             Michael F. Reimherr
                                             Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                               USAA Investment Management Company
INVESTMENT ADVISER,                          P.O. Box 659453
UNDERWRITER, AND                             San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                               USAA Shareholder Account Services
                                             9800 Fredericksburg Road
                                             San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                                State Street Bank and Trust Company
ACCOUNTING AGENT                             P.O. Box 1713
                                             Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                                  Ernst & Young LLP
REGISTERED PUBLIC                            100 West Houston St., Suite 1800
ACCOUNTING FIRM                              San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                                  Under "My Accounts" on
SELF-SERVICE 24/7                            usaa.com select "Investments"
AT USAA.COM

OR CALL                                      Under "Investments" view
(800) 531-USAA                               account balances, or click
        (8722)                               "I want to...," and select
                                             the desired action.
--------------------------------------------------------------------------------
Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at usaa.com; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

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   31711-0911                                (C)2011, USAA. All rights reserved.





ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2011 and 2010 were $391,388 and $359,418, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    09/28/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    09/29/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    09/28/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.